                                                                   EXHIBIT 10.41


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                               CREDIT AGREEMENT


                         dated as of January __, 1997


                                     among


                                  [BORROWER]


                  MORGAN GUARANTY TRUST COMPANY OF NEW YORK,
                   as Bank and as Lead Agent for the Banks,



                                      and

                            THE BANKS LISTED HEREIN


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
                               -----------------
                                                            Page
                                                            ----



                                   ARTICLE I
     DEFINITIONS..............................................  1
     SECTION 1.1.    Definitions..............................  1
     SECTION 1.2.    Accounting Terms and Determinations...... 18
     SECTION 1.3.    Types of Borrowings...................... 18

                                   ARTICLE II

     THE CREDITS.............................................. 19
     SECTION 2.1.     Commitments to Lend..................... 19
     SECTION 2.2.     Notice of Borrowing..................... 19
     SECTION 2.3.     Notice to Banks; Funding of Loans....... 20
     SECTION 2.4.     Notes................................... 21
     SECTION 2.5.     Maturity of Loans; Payment of Principal. 21
     SECTION 2.6.     Interest Rates.......................... 22
     SECTION 2.7.     Fees.................................... 23
     SECTION 2.8.     Mandatory Termination................... 23
     SECTION 2.9.     Mandatory Prepayment.................... 24
     SECTION 2.10.    Optional Prepayments.................... 25
     SECTION 2.11.    General Provisions as to Payments....... 27
     SECTION 2.12.    Funding Losses.......................... 28
     SECTION 2.13.    Computation of Interest and Fees........ 28
     SECTION 2.14.    Method of Electing Interest Rates....... 28

                                  ARTICLE III

     CONDITIONS............................................... 30
     SECTION 3.1.     Closing................................. 30
     SECTION 3.2.     Borrowings.............................. 34
     SECTION 3.3.     Conditions Precedent to Additional Real
                      Property Assets......................... 35
     SECTION 3.4.     Mortgaged Properties.................... 36

                                  ARTICLE IV

     REPRESENTATIONS AND WARRANTIES........................... 38
     SECTION 4.1.     Existence and Power..................... 38
     SECTION 4.2.     Power and Authority..................... 38
     SECTION 4.3.     No Violation............................ 38
     SECTION 4.4.     Financial Information................... 39
     SECTION 4.5.     Litigation.............................. 39
     SECTION 4.6.     Compliance with ERISA................... 40
     SECTION 4.7      Environmental Compliance................ 40
     SECTION 4.8.     Taxes................................... 41
     SECTION 4.9.     Full Disclosure......................... 42
     SECTION 4.10.    Solvency................................ 42
     SECTION 4.11.    Use of Proceeds; Margin Regulations..... 42
     SECTION 4.12.    Governmental Approvals.................. 42

     SECTION 4.13     Investment Company Act; Public Utility
                      Holding Company Act..................... 43
     SECTION 4.14.    Closing Date Transactions............... 43
     SECTION 4.15.    Representations and Warranties in Loan
                      Documents............................... 43
     SECTION 4.16.    Patents, Trademarks, etc................ 43
     SECTION 4.17.    No Default.............................. 43
     SECTION 4.18.    Licenses, etc........................... 44
     SECTION 4.19.    Compliance With Law..................... 44
     SECTION 4.20.    No Burdensome Restrictions.............. 44
     SECTION 4.21.    Brokers' Fees........................... 44
     SECTION 4.22.    Labor Matters........................... 44
     SECTION 4.23.    Organizational Documents................ 45
     SECTION 4.24.    Principal Offices....................... 45
     SECTION 4.25.    REIT Status............................. 45
     SECTION 4.26.    Ownership of Property................... 45
     SECTION 4.27     Security Interests and Liens............ 45
     SECTION 4.28     Structural Defects and Violation of Law. 46

                                   ARTICLE V


     AFFIRMATIVE AND NEGATIVE COVENANTS....................... 46
     SECTION 5.1.     Information............................. 46
     SECTION 5.2.     Payment of Obligations.................. 49
     SECTION 5.3.     Maintenance of Property; Insurance...... 49
     SECTION 5.4.     Conduct of Business..................... 50
     SECTION 5.5.     Compliance with Laws.................... 50
     SECTION 5.6.     Inspection of Property, Books and
                      Records................................. 50
     SECTION 5.7.     Existence............................... 51
     SECTION 5.8.     Financial Covenants..................... 51
     SECTION 5.9.     Restriction on Fundamental Changes;
                      Operation and Control................... 51
     SECTION 5.10.    Changes in Business..................... 52
     SECTION 5.11     Sale of the Property.................... 52
     SECTION 5.12.    Fiscal Year; Fiscal Quarter............. 52
     SECTION 5.13.    Margin Stock............................ 52
     SECTION 5.14.    Development Activities.................. 52
     SECTION 5.15.    Use of Proceeds......................... 52
     SECTION 5.16     Borrower Status......................... 52

                                  ARTICLE VI

     DEFAULTS................................................. 53
     SECTION 6.1.     Events of Default....................... 53
     SECTION 6.2.     Rights and Remedies..................... 56
     SECTION 6.3.     Notice of Default....................... 57

                                  ARTICLE VII

     THE LEAD AGENT........................................... 58
     SECTION 7.1.     Appointment and Authorization........... 58

     SECTION 7.2.     Lead Agent and Affiliates............... 58
     SECTION 7.3.     Action by Lead Agent.................... 58
     SECTION 7.4.     Consultation with Experts............... 58
     SECTION 7.5.     Liability of Lead Agent................. 58
     SECTION 7.6.     Indemnification......................... 59
     SECTION 7.7.     Credit Decision......................... 59
     SECTION 7.8.     Successor Lead Agent.................... 59
     SECTION 7.9.     Lead Agent's Fee........................ 60
     SECTION 7.10.    Copies of Notices....................... 60

                                 ARTICLE VIII

     CHANGE IN CIRCUMSTANCES.................................. 60
     SECTION 8.1.     Basis for Determining Interest Rate.....
                      Inadequate or Unfair.................... 60
     SECTION 8.2.     Illegality.............................. 61
     SECTION 8.3.     Increased Cost and Reduced Return....... 61
     SECTION 8.4.     Taxes................................... 63
     SECTION 8.5.     Base Rate Loans Substituted for Affected
                      Euro-Dollar Loans....................... 65

                                   ARTICLE IX

MISCELLANEOUS................................................. 66
     SECTION 9.1.     Notices 66.............................. 66
     SECTION 9.2.     No Waivers.............................. 66
     SECTION 9.3.     Expenses; Indemnification............... 66
     SECTION 9.4.     Sharing of Set-Offs..................... 68
     SECTION 9.5.     Amendments and Waivers.................. 69
     SECTION 9.6.     Successors and Assigns.................. 69
     SECTION 9.7.     Governing Law; Submission to
                      Jurisdiction............................ 71
     SECTION 9.8.     Marshaling; Recapture 7.................  2
     SECTION 9.9.     Counterparts; Integration; Effectiveness 72
     SECTION 9.10.    WAIVER OF JURY TRIAL.................... 72
     SECTION 9.11.    Survival................................ 73
     SECTION 9.12.    Domicile of Loans....................... 73
     SECTION 9.13.    Limitation of........................... 73

Exhibit A             - Form of Note
Exhibit B             - Mortgaged Properties
Exhibit C             - Assignment and Assumption Agreement

                               CREDIT AGREEMENT


          CREDIT AGREEMENT, dated as of January __, 1997, among [BORROWER] (the "Borrower"), MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Bank and as Lead
 --------
Agent for the Banks and the BANKS listed on the signature pages hereof (the

"Banks").
 -----

          The parties hereby agree as follows:


                                   ARTICLE I

                                  DEFINITIONS

          SECTION 1.1.  Definitions.  The following terms, as used herein, have
                        -----------
the following meanings:

          "Adjusted London Interbank Offered Rate" has the meaning set forth in
           --------------------------------------
Section 2.6(b).

          "Administrative Questionnaire" means, with respect to each Bank, an
           ----------------------------
administrative questionnaire in the form prepared by the Lead Agent and submitted to the Lead Agent (with a copy to the Borrower) duly completed by such Bank.

          "Agreement" means this Credit Agreement as the same may from time to
           ---------
time hereafter be modified, supplemented or amended.

          "Apartment Property" has the meaning set forth in Section 2.9(a)
           ------------------
hereof.

          "Applicable Lending Office" means, with respect to any Bank, (i) in
           -------------------------
the case of its Base Rate Loans, its Domestic Lending Office and (ii) in the case of its Euro-Dollar Loans, its Euro-Dollar Lending Office.

          "Appraisals" means, with respect to the Sea-Tac Property, the
           ----------
independent appraisals, prepared and delivered to the Lead Agent at the Borrower's sole cost and expense and conforming to the regulations promulgated pursuant to FIRREA, initially completed by _____________.

          ""Assignee" has the meaning set forth in Section 9.6(c).
            --------

          "Assignments" means, the Assignment of Leases, Rents and Security
           -----------
Deposits, each executed by the Borrower on or prior to the date hereof, securing all or a portion of the Loans.

          "Bank" means each bank listed on the signature pages hereof, each
           ----
Assignee which becomes a Bank pursuant to Section 9.6(c), and their respective successors.

          "Bankruptcy Code" means Title 11 of the United States Code, entitled
           ---------------
"Bankruptcy", as amended from time to time, and any successor statute or statutes.

          "Base Rate" means, for any day, a rate per annum equal to the higher
           ---------
of (i) the Prime Rate for such day and (ii) the sum of the Federal Funds Rate plus .50%.

          "Base Rate Borrowing" means a Borrowing comprised of Base Rate Loans.
           -------------------

          "Base Rate Loan" means a Loan to be made by a Bank as a Base Rate Loan
           --------------
in accordance with the applicable Notice of Borrowing or pursuant to Article
VIII.

          "Benefit Arrangement" means at any time an employee benefit plan
           -------------------
within the meaning of Section 3(3) of ERISA which is not a Plan or a Multiemployer Plan and which is maintained or otherwise contributed to by any member of the ERISA Group.

          "Borrower" means [Borrower] and its successors.
           --------

          "Borrowing" means a borrowing hereunder consisting of Loans made to
           ---------
the Borrower at the same time by the Banks pursuant to Article II. A Borrowing is a "Domestic Borrowing" if such Loans are Base Rate Loans or a "Euro-Dollar
      ------------------                                          -----------
Borrowing" if such Loans are Euro-Dollar Loans.
---------

          "Capital Expenditures" shall mean, for any period, the sum of all
           --------------------
expenditures by Borrower (other than expenditures paid for with insurance proceeds or condemnation awards in the case of a casualty to or taking of a Mortgaged Property), including payments of

Tenant Work Allowances and Tenant Expenses and the cost of any Tenant Improvements performed by or on behalf of Borrower, which are capitalized on the balance sheet of Borrower in conformity with GAAP, other than capitalized interest expense.

          "Cash Collateral Agreement" means the Cash Collateral Account
           -------------------------
Security, Pledge and Assignment Agreement dated as of even date herewith, by and among the Borrower, the Lead Agent, and the bank named therein as agent for the Lead Agent.

          "Closing Date" means the date on which the Lead Agent shall have
           ------------
received the documents specified in or pursuant to Section 3.1.

          "Collateral" means all property and interests in property now owned or
           ----------
hereafter acquired in or upon which a Lien has been or is purported or intended to have been granted to the Lead Agent on behalf of the Banks under each of the Mortgages.

          "Commitment" means, with respect to each Bank, the amount committed by
           ----------
such Bank pursuant to this Agreement with respect to any Loans, as such amount may be reduced from time to time pursuant to Sections 2.8 and 2.9.

          "Contingent Obligation" as to any Person means, without duplication,
           ---------------------
(i) any contingent obligation of such Person required to be shown on such Person's balance sheet in accordance with GAAP, and (ii) any obligation required to be disclosed in the footnotes to such Person's financial statements, guaranteeing partially or in whole any non-recourse Debt, lease, dividend or other obligation, exclusive of contractual indemnities (including, without limitation, any indemnity or price-adjustment provision relating to the purchase or sale of securities or other assets) and guarantees of non-monetary obligations (other than guarantees of completion) which have not yet been called on or quantified, of such Person or of any other Person.

          "Debt" of any Person means, without duplication, (A) as shown on such
           ----
Person's consolidated balance sheet (i) all indebtedness of such Person for borrowed money or for the deferred purchase price of property and, (ii) all indebtedness of such Person evidenced by a note, bond, debenture or similar instrument (whether or not disbursed in full in the case of a construction loan), (B) the face amount of all letters of credit issued for the account of such Person and, without duplication, all unreimbursed amounts drawn thereunder, (C) all Contingent Obligations of such Person, (D) all payment obligations of such Person under any interest rate protection agreement (including, without limitation, any interest rate swaps, caps, floors, collars and similar agreements) and currency swaps and similar agreements which were not entered into specifically in connection with Debt set forth in clauses (A), (B) or (C) hereof.

          "Debt Service" shall mean, measured as of the last day of each
           ------------
calendar quarter, an amount equal to the interest actually payable by the Borrower on the Loans for the previous four consecutive quarters including the quarter then ended.

          "Default" means any condition or event which constitutes an Event of
           -------
Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

          "Domestic Business Day" means any day except a Saturday, Sunday or
           ---------------------
other day on which commercial banks in New York City are authorized by law to close.

          "Domestic Lending Office" means, as to each Bank, its office located
           -----------------------
within the United States at its address set forth in its Administrative Questionnaire (or identified in its Administrative Questionnaire as its Domestic Lending Office) or such other office within the United States as such Bank may hereafter designate as its Domestic Lending Office by notice to the Borrower and the Lead Agent; provided that no Bank shall be permitted to change its Domestic Lending Office if as a result of such change either (i) pursuant to the provisions of Section 8.1 or Section 8.2, Borrower would be unable to maintain any Loans as Euro-Dollar Loans; or (ii) Borrower would be required to make any payment to such Bank pursuant to the provisions of Section 8.3 or Section 8.4.

          "Environmental Affiliate" means any partnership, or joint venture,
           -----------------------
trust or corporation in which an equity interest is owned by the Borrower, either directly or indirectly.

          "Environmental Approvals" means any permit, license, approval,
           -----------------------
ruling, variance, exemption or other authorization required under applicable Environmental Laws.

          "Environmental Claim" means, with respect to any Person, any notice,
           -------------------
claim, demand or similar communication (written or oral) by any other Person alleging potential liability for investigatory costs, cleanup costs, governmental response costs, natural resources damage, property damage, personal injuries, fines or penalties arising out of, based on or resulting from (i) the presence, or release into the environment, of any Material of Environmental Concern at any location, whether or not owned by such Person or (ii) circumstances forming the basis of any violation, or alleged violation, of any Environmental Law, in each case as to which could reasonably be expected to have a Material Adverse Effect.

          "Environmental Indemnity" means the Environmental Indemnity[ies]
           -----------------------
executed by [the Borrower] on or prior to the date hereof or as of the date of the addition of a Real Property Asset to the Mortgaged Properties.

          "Environmental Laws" means any and all federal, state, local and
           ------------------
foreign statutes, laws, judicial decisions, regulations, ordinances, rules, judgments, orders, decrees, plans, injunctions, permits, concessions, grants, franchises, licenses, agreements and other governmental restrictions relating to the environment, the effect of the environment on human health or to emissions, discharges or releases of pollutants, contaminants, Material of Environmental Concern or hazardous wastes into the environment including, without limitation, ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, Material of Environmental Concern or hazardous wastes or the clean-up or other remediation thereof.

          "Environmental Report" has the meaning set forth in Section 4.7.
           --------------------

          "ERISA" means the Employee Retirement Income Security Act of 1974, as
           -----
amended, or any successor statute.

          "ERISA Group" means the Borrower, any Subsidiary and all members of a
           -----------
controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower or any Subsidiary, are treated as a single employer under Section 414 of the Internal Revenue Code.

          "Euro-Dollar Borrowing" has the meaning set forth in Section 1.3.
           ---------------------

          "Euro-Dollar Business Day" means any Domestic Business Day on which
           ------------------------
commercial banks are open for international business (including dealings in dollar deposits) in London.

          "Euro-Dollar Lending Office" means, as to each Bank, its office,
           --------------------------
branch or affiliate located at its address set forth in its Administrative Questionnaire (or identified in its Administrative Questionnaire as its Euro-Dollar Lending Office) or such other office, branch or affiliate of such Bank as it may hereafter designate as its Euro-Dollar Lending Office by notice to the Borrower and the Lead Agent; provided that no Bank shall be permitted to change its Euro-Dollar Lending Office if as a result of such change either (i) pursuant to the provisions of Section 8.1 or Section 8.2, Borrower would be unable to maintain any Loans as Euro-Dollar Loans; or (ii) Borrower would be required make any payment to such Bank pursuant to the provisions of Sections 8.3 or Section 8.4.

          "Euro-Dollar Loan" means a Loan to be made by a Bank as a Euro-Dollar
           ----------------
Loan in accordance with the applicable Notice of Borrowing or Notice of Interest Rate Election.

          "Euro-Dollar Reserve Percentage" has the meaning set forth in Section
           ------------------------------
2.6(b).

          "Event of Default" has the meaning set forth in Section 6.1.
           ----------------

          "Federal Funds Rate" means, for any day, the rate per annum (rounded
           ------------------
upward, if necessary, to the nearest 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Domestic Business Day next succeeding such day; provided that (i) if such
                                                       --------
day is not a Domestic Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Domestic Business Day as so published on the next succeeding Domestic Business Day, and (ii) if no such rate is so published on such next succeeding Domestic Business Day, the Federal Funds Rate for such day shall be the average rate quoted to Morgan on such day on such transactions as determined by the Lead Agent.

          "Federal Reserve Board" means the Board of Governors of the Federal
           ---------------------
Reserve System as constituted from time to time.

          "Financing Statements" means those Uniform Commercial Code Financing
           --------------------
Statements executed by the Borrower on or prior to the date hereof or as of the date of an addition of a Real Property Asset to the Mortgaged Properties for the purpose of perfecting the security interest in any personal property, both tangible and intangible, serving as collateral for the Loans pursuant to any Loan Document.

          "FIRREA" means the Financial Institutions Reform, Recovery and
           ------
Enforcement Act of 1989, as amended.

          "GAAP" means generally accepted accounting principles recognized as
           ----
such in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination.

          "Governmental Authority" means any Federal, state or local government
           ----------------------
or any other political subdivision thereof or agency exercising executive, legislative, judicial, regulatory or administrative functions having jurisdiction over the Borrower or any Mortgaged Property.

          "Group of Loans"  means, at any time, a group of Loans consisting of
           --------------
(i) all Loans which are Base Rate Loans at such time, or (ii) all Loans which are Euro-Dollar Loans having the same Interest Period at such time; provided that, if a Loan of any particular Bank is converted to or made as
      --------
a Base Rate Loan pursuant to Section 8.2 or 8.4, such Loan shall be included in the same Group or Groups of Loans from time to time as it would have been in if it had not been so converted or made.

          "Guaranty" means the Guaranty, of even date herewith, given by John
           --------
Kilroy, Sr. and John Kilroy, Jr. and certain other Persons therein named, in favor of Lead Agent.

          "Improvements" has the meaning ascribed to it in each of the
           ------------
Mortgages.

          "Indemnitee" has the meaning set forth in Section 9.3(b).
           ----------

          "Interest Period" means:  (1) with respect to each Euro-Dollar
           ---------------
Borrowing, the period commencing on the date of such Borrowing or of any Notice of Interest Election with respect to such Borrowing and ending one month thereafter, as the Borrower may elect in the applicable Notice of Borrowing or Notice of Interest Election; provided that:
                             --------

          (a) any Interest Period which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Euro-Dollar Business Day;

          (b) any Interest Period which begins on the last Euro-Dollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (c) below, end on the last Euro-Dollar Business Day of a calendar month; and

          (c) if any Interest Period includes a date on which a payment of principal of the Loans is required to be made under Section 2.9 but does not end on such date, then (i) the principal amount (if any) of each Euro-Dollar Loan required to be repaid on such date shall have an Interest Period ending on such date and (ii) the remainder (if any) of each such Euro-Dollar Loan shall have an Interest Period determined as set forth above.

(2) with respect to each Base Rate Borrowing, the period commencing on the date of such Borrowing or Notice of Interest Rate Election and ending 30 days thereafter; provided that:
            --------

          (a) any Interest Period (other than an Interest Period determined pursuant to clause (c)(i) above) which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day; and

          (b) if any Interest Period includes a date on which a payment of principal of the Loans is required to be made under Section 2.9 but does not end on such date, then (i) the principal amount (if any) of each Base Rate Loan required to be repaid on such date shall have an Interest Period ending on such date and (ii) the remainder (if any) of each such Base Rate Loan shall have an Interest Period determined as set forth above.

          "Internal Revenue Code" means the Internal Revenue Code of 1986, as
           ---------------------
amended, or any successor statute.

          "IPO Closing" has the meaning set forth in Section 2.9(b) hereof.
           -----------

          "Lead Agent" means Morgan Guaranty Trust Company of New York in its
           ----------
capacity as Lead Agent for the Banks hereunder, and its successors in such capacity.

          "Lease" has the meaning set forth in the Mortgage.
           -----

          "Lien" means, with respect to any asset, any mortgage, lien, pledge,
           ----
charge, security interest or encumbrance of any kind, or any other type of preferential arrangement that has the practical effect of creating a security interest, in respect of such asset. For the purposes of this Agreement, each of the Borrower and any Subsidiary shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

          "Loan" means a Base Rate Loan or a Euro-Dollar Loan and "Loans" means
           ----                                                    -----
Base Rate Loans or Euro-Dollar Loans or any combination of the foregoing.

          "Loan Amount" has the meaning set forth in Section 2.1(a).
           -----------

          "Loan Documents" means this Agreement, the Notes, the Mortgages, the
           --------------
Assignments, the Environmental Indemnity, the Financing Statements, the Guaranty, the Cash Collateral Agreement and any related documents.

          "London Interbank Offered Rate" has the meaning set forth in Section
           -----------------------------
2.6(b).

          "Margin Stock" shall have the meaning provided such term in Regulation
           ------------
U and Regulation G of the Federal Reserve Board.

          "Material Adverse Effect" means a material adverse effect upon (i) the
           -----------------------
business, operations, properties or assets of the Borrower or (ii) the ability of the Borrower to perform its obligations hereunder in all material respects, including to pay interest and principal.

          "Material Plan" means at any time a Plan having aggregate Unfunded
           -------------
Liabilities in excess of $5,000,000.

          "Material of Environmental Concern" means and includes pollutants,
           ---------------------------------
contaminants, hazardous wastes, and toxic, radioactive, caustic or otherwise hazardous substances, including petroleum, its derivatives, by-products and other hydrocarbons, or any substance having any constituent elements displaying any of the foregoing characteristics.

          "Maturity Date" has the meaning set forth in Section 2.8.
           -------------

          "Morgan" means Morgan Guaranty Trust Company of New York, in its
           ------
individual capacity.

          "Mortgaged Properties" means the real property listed in Exhibit B
           --------------------                                    ---------
attached hereto and made a part hereof, excluding any Mortgaged Properties which have been released from this Agreement, the Mortgage and the other Loan Documents as of such date in accordance with Section 3.3 and all other terms of this Agreement.

          "Mortgage" shall mean the deed of trust executed by the Borrower on
           --------
or prior to the date hereof, securing all or a portion of the Loans, which Mortgage shall be a first mortgage lien with respect to each Mortgaged Property.

          "Multiemployer Plan" means at any time an employee pension benefit
           ------------------
plan within the meaning of Section 4001(a)(3) of ERISA to which any member of the ERISA Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions, including for these purposes any Person which ceased to be a member of the ERISA Group during such five year period.

          "Net Operating Cash Flow" means, as of the first day of each month for
           -----------------------
the immediately preceding month, all Property Income as shown on Borrower's financial statements, less all operating expenses of Borrower during such
                       ----
period, which operating expenses shall not include (i) depreciation, amortization or other non-cash expenses, (ii) income taxes, (iii) all costs and expenses (including, without limitation, attorneys' fees and disbursements and other professional fees and expenses) incurred in connection with the transactions contemplated by this Agreement and the other Loan Documents, or
(iv) Capital Expenditures.

          "Notes" means, collectively, the promissory notes of the Borrower,
           -----
each substantially in the form of Exhibit A hereto, evidencing the obligation of
                                  ---------
the Borrower to repay the Loans, and "Note" means any one of such promissory
                                       ----
notes issued hereunder.

          "Notice of Borrowing" has the meaning set forth in Section 2.2.
           -------------------

          "Notice of Interest Election" has the meaning set forth in Section
           ---------------------------
2.14(a).

          "Obligations" means all obligations, liabilities and indebtedness of
           -----------
every nature of the Borrower from time to time owing to any Bank under or in connection with this Agreement or any other Loan Document.

          "Officer's Certificate" has the meaning set forth in Section 5.1(a).
           ---------------------

          "Outstanding Balance" means the aggregate outstanding and unpaid
           -------------------
principal balance of all Loans.

          "Parent" means, with respect to any Bank, any Person controlling such
           ------
Bank.

          "Participant" has the meaning set forth in Section 9.6(b).
           -----------

          "PBGC" means the Pension Benefit Guaranty Corporation or any entity
           ----
succeeding to any or all of its functions under ERISA.

          "Person" means an individual, a corporation, a partnership, a limited
           ------
liability company, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

          "Plan" means at any time an employee pension benefit plan (other than
           ----
a Multiemployer Plan) which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Internal Revenue Code and either (i) is maintained, or contributed to, by any member of the ERISA Group for employees of any member of the ERISA Group or (ii) has at any time within the preceding five years been maintained, or contributed to, by any Person which was at such time a member of the ERISA Group for employees of any Person which was at such time a member of the ERISA Group.

          "Prime Rate" means the rate of interest publicly announced by Morgan
           ----------
in New York City from time to time as its Prime Rate.

          "Property Income" means, when used with respect to any Mortgaged
           ---------------
Property, cash rents and other cash income and revenues received in the ordinary course therefrom, including, without limitation, revenues from any parking leases and lease termination fees amortized over the remaining term of the lease for which such termination fee was received (other than the paid rents and revenues and security deposits except to the extent applied in satisfaction of tenants' obligations for rent).

          "Property Release" has the meaning set forth in Section 3.3.
           ----------------

          "Reference Bank" means the principal London offices of Morgan.
           --------------

          "Regulation U" means Regulation U of the Board of Governors of the
           ------------
Federal Reserve System, as in effect from time to time.

          "Release" means any release, spill, emission, leaking, pumping,
           -------
pouring, dumping, emptying, deposit, discharge, leaching or migration.

          "Release Date" has the meaning set forth in Section 3.3.
           ------------

          "Required Banks" means, at any time, Banks having at least 51% of the
           --------------
aggregate amount of the Commitments or, if the Commitments shall have been terminated, holding Notes evidencing at least 51% of the aggregate unpaid principal amount of the Loans.

          "Requirements" means all present and future laws, statutes, codes,
           ------------
ordinances, orders, judgments, decrees, injunctions, rules, regulations and requirements of every Governmental Authority having jurisdiction over any Mortgaged Property and all restrictive covenants applicable to any Mortgaged Property.

          "Retail Property" has the meaning set forth in Section 2.9(a) hereof.
           ---------------

          "Sea-Tac Property" means the Sea-Tac ground lease Mortgaged Property
           ----------------
so identified in Exhibit B attached hereto.
                 ---------

          "Solvent" means, with respect to any Person, that the fair saleable
           -------
value of such Person's assets exceeds the Debts of such Person.

          "Subsidiary" means any corporation or other entity of which securities
           ----------
or other ownership interests representing either (i) ordinary voting power to elect a majority of the board of directors or other persons performing similar functions or (ii) a majority of the economic interest therein, are at the time directly or indirectly owned by the Borrower.

          "Survey" means a survey (prepared in accordance with the ALTA
           ------
appropriate specifications) for each Mortgaged Property, prepared by a land surveyor duly licensed in the state in which such Mortgaged Property is located.

          "Tenant Expenses" means the costs of brokerage commissions, legal
           ---------------
fees, fees to other outside consultants paid in connection with tenant leases of space at the Sea Tac Property.

          "Tenant Improvements" means tenant improvement work to be funded by
           -------------------
Borrower in connection with tenant leases of space in the Sea Tac Property.

          "Tenant Work Allowances" means any allowances to be paid to the
           ----------------------
tenants of the Sea Tac Property by Borrower pursuant to any initial Lease, regardless of their intended purpose or use.

          "Term" has the meaning set forth in Section 2.8.
           ----

          "Title Company" means, with respect to each Mortgaged Property, a
           -------------
title insurance company of recognized national standing.

          "Title Commitment" means, for each Mortgaged Property, an ALTA fee or
           ----------------
leasehold title commitment or title policy issued by the Title Company.

          "Unfunded Liabilities" means, with respect to any Plan at any time,
           --------------------
the amount (if any) by which (i) the value of all benefit liabilities under such Plan, determined on a plan termination basis using the assumptions prescribed by the PBGC for purposes of Section 4044 of ERISA, exceeds (ii) the fair market value of all Plan assets allocable to such liabilities under Title IV of ERISA (excluding any accrued but unpaid contributions), all determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of a member of the ERISA Group to the PBGC or any other Person under Title IV of ERISA.

          "United States" means the United States of America, including the
           -------------
States and the District of Columbia, but excluding its territories and possessions.

          SECTION 1.2.  Accounting Terms and Determinations.  Unless otherwise
                        -----------------------------------
specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with GAAP, applied on a basis consistent (except for changes concurred in by the Borrower's independent public accountants) with the most recent audited consolidated financial statements of the Borrower delivered to the Lead Agent and the Banks;

provided that, if the Borrower notifies the Lead Agent and the Banks that the
--------
Borrower wishes to amend any covenant in Article V to eliminate the effect of any change in GAAP on the operation of such covenant (or if the Lead Agent notifies the Borrower that the Required Banks wish to amend Article V for such purpose), then the Borrower's compliance with such covenant shall be determined on the basis of GAAP in effect immediately before the relevant change in GAAP became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to the Borrower and the Required Banks.

          SECTION 1.3.  Types of Borrowings.  The term "Borrowing" denotes the
                        -------------------             ---------
aggregation of Loans of one or more Banks to be made to the Borrower pursuant to
Article II on a single date and for a single Interest Period. Borrowings are classified for purposes of this Agreement by reference to the pricing of Loans comprising such Borrowing (e.g., a "Euro-Dollar Borrowing" is a Borrowing
                           ----
comprised of Euro-Dollar Loans).

                                  ARTICLE II

                                  THE CREDITS

          SECTION 2.1.  Commitments to Lend.
                        -------------------

          Each Bank severally agrees, on the terms and conditions set forth in this Agreement, to make the Loans to the Borrower pursuant to this Section from time to time during the Term in amounts such that the aggregate principal amount of the Loans by such Bank at any one time outstanding shall not exceed the amount of its Commitment. The aggregate amount of Loans to be made hereunder shall not exceed [Seventeen Million Dollars ($17,000,000)] (the Loan Amount").
                                                                -----------
Each Borrowing under this subsection (a) shall be in an aggregate principal amount of at least $2,500,000, or an integral multiple of $1,000,000 in excess thereof and shall be made from the several Banks ratably in proportion to their respective Commitments.

          SECTION 2.2.  Notice of Borrowing.  The Borrower shall give the Lead
                        -------------------
Agent notice (a "Notice of Borrowing") not later than 10:00 a.m. (New York City
                 -------------------
time) (x) one Domestic Business Day before each Base Rate Borrowing or (y) the third Euro-Dollar Business Day before each Euro-Dollar Borrowing, specifying:

               (i) the date of such Borrowing, which shall be a Domestic Business Day in the case of a Domestic Borrowing or a Euro-Dollar Business Day in the case of a Euro-Dollar Borrowing,

               (ii)  the aggregate amount of such Borrowing,

               (iii) whether the Loans comprising such Borrowing are to be Base Rate Loans or Euro-Dollar Loans, and

          (iv) in the case of a Euro-Dollar Borrowing, the duration of the Interest Period applicable thereto, subject to the provisions of the definition of Interest Period.

          SECTION 2.3.  Notice to Banks; Funding of Loans.
                        ---------------------------------

          (a) Upon receipt of a Notice of Borrowing, the Lead Agent shall notify each Bank on the same day as it receives the Notice of Borrowing of the contents thereof and of such Bank's share of such Borrowing and such Notice of Borrowing shall not thereafter be revocable by the Borrower.

          (b) Not later than 2:00 P.M. (New York City time) on the date of each Borrowing, each Bank shall make available its share of such Borrowing, in Federal or other funds immediately available in New York City, to the Lead Agent at its address referred to in Section 9.1. The Lead Agent will make the funds so received from the Banks available to the Borrower at the Lead Agent's aforesaid address. Upon any change in any of the Commitments in accordance herewith, there shall be an automatic adjustment to such participations to reflect such changed shares.

          (c) Unless the Lead Agent shall have received notice from a Bank prior to the date of any Borrowing that such Bank will not make available to the Lead Agent such Bank's share of such Borrowing, the Lead Agent may assume that such Bank has made such share available to the Lead Agent on the date of such Borrowing in accordance with subsection (b) of this Section 2.3 and the Lead Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent that such Bank shall not have so made such share available to the Lead Agent, such Bank and the Borrower severally agree to repay to the Lead Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Lead Agent, at (i) in the case of the Borrower, a rate per annum equal to the higher of the Federal Funds Rate and the interest rate applicable thereto pursuant to Section 2.6 and (ii) in the case of such Bank, the Federal Funds Rate. If such Bank shall repay to the Lead Agent such corresponding amount, such amount so repaid shall constitute such Bank's Loan included in such Borrowing for purposes of this Agreement.

          SECTION 2.4.  Notes.
                        -----

          (a) The Loans shall be evidenced by the Notes, each of which shall be payable to the order of each Bank for the account of its Applicable Lending Office in an amount equal to each such Bank's Commitment.

          (b) Each Bank may, by notice to the Borrower and the Lead Agent, request that its Loans of a particular type be evidenced by a separate Note in an amount equal to the aggregate unpaid principal amount of such Loans. Each such Note shall be in substantially the form of Exhibit A hereto, with
                                                ---------
appropriate modifications to reflect the fact that it evidences solely Loans of the relevant type. Each reference in this Agreement to the "Note" of such Bank
                                                             ----
shall be deemed to refer to and include any or all of such Notes, as the context may require.

          (c) Upon receipt of each Bank's Note pursuant to Section 3.1(a), the Lead Agent shall forward such Note to such Bank. Each Bank shall record the date, amount, type and maturity of each Loan made by it and the date and amount of each payment of principal made by the Borrower with respect thereto, and may, if such Bank so elects in connection with any transfer or enforcement of its Note, endorse on the schedule forming a part thereof appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding; provided that the failure of any Bank to make any such recordation
             --------
or endorsement shall not affect the obligations of the Borrower hereunder or under the Notes. Each Bank is hereby irrevocably authorized by the Borrower so to endorse its Note and to attach to and make a part of its Note a continuation of any such schedule as and when required.

          (d) There shall be no more than one (1) Euro-Dollar Borrowing outstanding at any one time pursuant to this Agreement.

          SECTION 2.5.  Maturity of Loans.  The Loans shall mature, and the
                        -----------------
principal amount thereof shall be due and payable, on the Maturity Date.

          SECTION 2.6.  Interest Rates.
                        --------------

          (a) Each Base Rate Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such Loan is made until it becomes due, at a rate per annum equal to the sum of fifty (50) basis points plus the Base Rate for such day. Such interest shall be payable for each Interest Period on the last day thereof.

          (b) Euro-Dollar Loan shall bear interest on the outstanding principal amount thereof, for each day during the Interest Period applicable thereto, at a rate per annum equal to the sum of 3.00% plus the Adjusted London Interbank Offered Rate applicable to such Interest Period. Such interest shall be payable for each Interest Period on the last day thereof.

          "Adjusted London Interbank Offered Rate" applicable to any Interest
           --------------------------------------
Period means a rate per annum equal to the quotient obtained (rounded upward, if necessary, to the next higher 1/100 of 1%) by dividing (i) the applicable London Interbank Offered Rate by (ii) 1.00 minus the Euro-Dollar Reserve Percentage.

          "Euro-Dollar Reserve Percentage" means for any day that percentage
           ------------------------------
(expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement for a member bank of the Federal Reserve System in New York City with deposits exceeding five billion dollars in respect of "Eurocurrency liabilities" (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on Euro-Dollar Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of any Bank to United States residents). The Adjusted London Interbank Offered Rate shall be adjusted automatically on and as of the effective date of any change in the Euro-Dollar Reserve Percentage.

          "London Interbank Offered Rate" applicable to any Interest Period
           -----------------------------
means the average (rounded upward, if necessary, to the next higher 1/16 of 1%) of the respective rates per annum at which deposits in dollars are offered to the Reference Bank in the London interbank market at approximately 11:00 a.m. (London time) two Euro-Dollar Business Days before the first day of such Interest Period in an amount approximately equal to the principal amount of the Euro-Dollar Loan of such Reference Bank to which such Interest Period is to apply and for a period of time comparable to such Interest Period.

          (c) In the event that, and for so long as, any Event of Default shall have occurred and be continuing, the outstanding principal amount of the Loans, and, to the extent permitted by law, overdue interest in respect of all Loans, shall bear interest at the annual rate of the sum of the Prime Rate and five percent (5%).

          (d) The Lead Agent shall determine each interest rate applicable to the Loans hereunder. The Lead Agent shall give prompt notice to the Borrower and the Banks of each rate of interest so determined, and its determination thereof shall be conclusive in the absence of manifest error.

          (e) The Reference Bank agrees to use its best efforts to furnish quotations to the Lead Agent as contemplated by this Section. If the Reference Bank does not furnish a timely quotation, the provisions of Section 8.1 shall apply.

          SECTION 2.7.  Fees.
                        ----

          (a)  Commitment Fee.  On the Closing Date, the Borrower shall pay Lead
               --------------
Agent for its own account, a commitment fee of $241,500, representing 1.50% of the Commitments.

          (b)  Extension Fee.  Simultaneously with the delivery of the
               -------------
applicable Extension Notice, the Borrower shall pay to the Lead Agent with respect to such Extension Option for the account of the Banks ratably in proportion to their Commitments an extension fee of 0.25% of the outstanding balance of the Loans.

          (c)  Fees Non-Refundable.  All fees set forth in this Section 2.7
               -------------------
shall be deemed to have been earned on the date payment is due in accordance with the provisions hereof and shall be non-refundable. The obligation of the Borrower to pay such fees in accordance with the provisions hereof shall be binding upon the Borrower and shall inure to the benefit of the Lead Agent and the Banks regardless of whether any Loans are actually made.

          SECTION 2.8.  Mandatory Termination.  The term (the "Term") of the
                        ---------------------                  ----
Commitments shall terminate and expire on July 31, 1997, except as otherwise provided in this Section 2.8 below (as the same may be extended in accordance with the provisions of this Section 2.8, the "Maturity Date"); except that,
                                              -------------
subject to the following conditions, the Borrower shall have two options (each, an "Extension Option") exercisable upon delivery by the Borrower of written
    ----------------
notice thereof to the Lead Agent (the "Extension Notice") on or before the date
                                       ----------------
which is thirty (30) days prior to the Maturity Date (which Extension Notice the Lead Agent shall promptly deliver to the Banks) to extend the Term of the Loans and the Maturity Date for an additional six month period each (each, an "Extension Period"), such that the Term shall expire on [January 31, 1998] or
 ----------------
[July 31, 1998], as the case may be. The Borrower's right to exercise either Extension Option shall be subject to the following terms and conditions: (i)
no Event of Default shall have occurred and be continuing both on the date the Borrower delivers the applicable Extension Notice to the Lead Agent and on the date the applicable Extension Period shall commence (each, an "Extension Date"),
                                                               --------------
(ii) the Borrower shall pay the Extension Fee, and (iii) no Material Adverse Effect shall have occurred. If any Loans are outstanding on the Maturity Date, the same shall be due and payable (together with accrued interest thereon) on the Maturity Date, and Borrower shall repay the same in full.

          SECTION 2.9.  Mandatory Prepayment.
                        --------------------

          (a)  In the event that the Mortgaged Property described in Exhibit B
                                                                     ---------
hereto as the "Retail Parcel" (the "Retail Property") is sold in accordance with
                                    ---------------
Section 3.4(cd) hereof, the Borrower shall simultaneously with such sale, prepay to the Lead Agent, for the account of the Banks, the amount of $2,500,000. In the event that the Mortgaged Property described in Exhibit B hereto as the
                                                   ---------
"Apartment Parcel" (the "Apartment Property") is sold in accordance with Section
                         ------------------
3.4(cd) hereof, the Borrower shall simultaneously with such sale, prepay to the Lead Agent, for the account of the Banks, the amount of $1,500,000.

          (b) In the event that the closing of initial public offering (the "IPO Closing") of the equity interests in Kilroy Realty Corporation occurs
------------
after the Closing Date, the Borrower shall, simultaneously with such IPO Closing, prepay to the Lead Agent, for the account of the Banks, the amount of $4,000,000. Upon the Borrower's payment of such amount, the Retail Property and the Apartment Property shall be released in accordance with the provisions of
Section 3.4(c) hereof.

          (c) All Net Operating Income for the most recent preceding month, after payment of interest expense and set aside of reserves reasonably approved by the Lead Agent, and after payment of all costs incurred in connection with Tenant Improvement, Tenant Work Allowances, Tenant Expenses, and other Capital Expenditures, in all cases as reasonably approved by the Lead Agent, shall be paid to the Lead Agent. All such amounts shall be paid to the Lead Agent within fifteen (15) days after the Domestic Business Day of each month on which Borrower delivers the monthly report required under Section 5.1(a) hereof, in reduction of the outstanding Loans (to be applied first to Base Rate Loans and then to Euro-Dollar Loans), and otherwise in accordance with the terms and provisions of the Cash Collateral Agreement.

          SECTION 2.10.  Optional Prepayments.
                         --------------------

          (a) The Borrower may, upon at least one Domestic Business Day's notice to the Lead Agent, prepay to the Lead Agent, for the account of the Banks, any Base Rate Borrowing in whole at any time, or from time to time in part in amounts aggregating One Million Dollars ($1,000,000), or an integral multiple of One Million Dollars ($1,000,000) in excess thereof or, if less, the outstanding principal balance, by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment. Each such optional prepayment shall be applied to prepay ratably the Loans of the several Banks included in such Borrowing.

          (b) The Borrower may, on at least three Euro-Dollar Business Days' notice to the Lead Agent, prepay to the Lead Agent, for the account of the Banks, any Euro-Dollar Loan in whole on the last day of an Interest Period, or from time to time in part in amounts aggregating One Million Dollars ($1,000,000), or an integral multiple of One Million Dollars ($1,000,000) in excess thereof or, if less, the outstanding principal balance, by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment. Each such optional prepayment shall be applied to prepay ratably the Euro-Dollar Loans of the several Banks included in such Euro-Dollar Loans. Except as provided in
Section 8.2 or this Section 2.10(b), the Borrower may not prepay all or any portion of the principal amount of any Euro-Dollar Loan prior to the maturity thereof unless the Borrower shall also pay any applicable expenses pursuant to
Section 2.12. Any such prepayment shall be upon at least three (3) Euro-Dollar Business Days' notice to the Lead Agent. Any notice of prepayment delivered pursuant to this Section 2.10(b) shall set forth the amount of such prepayment which is applicable to any Loan made for working capital purposes. Each such optional prepayment shall be in the amounts set forth in Section 2.10(a) above and shall be applied to prepay ratably the Loans of the Banks included.

          (c) A Borrower may at any time and from time to time cancel all or any part of the Commitments in amounts aggregating One Million Dollars ($1,000,000), or an integral multiple of One Million Dollars ($1,000,000) in excess thereof, by the delivery to the Lead Agent and the Banks of a notice of cancellation upon at least three (3) Domestic Business Days' notice to Lead Agent and the Banks, whereupon, all or such portion of the Commitments shall terminate as to the Banks, pro rata on the date set forth in such notice of
                           --------
cancellation, and, if there are any Loans then outstanding in an aggregate amount which exceeds the aggregate Commitments (after giving effect to any such reduction), the Borrower shall prepay to the Lead Agent, for the account of the Banks, all or such portion of Loans outstanding on such date in accordance with the requirements of Sections 2.10(a) and (b). The Borrower shall be permitted to designate in its notice of cancellation which Loans, if any, are to be prepaid.

          (d) Upon receipt of a notice of prepayment or cancellation pursuant to this Section, the Lead Agent shall promptly, and in any event within one (1) Domestic Business Day, notify each Bank of the contents thereof and of such Bank's ratable share (if any) of such prepayment or cancellation and such notice shall not thereafter be revocable by the Borrower.

          (e) Any amounts so prepaid pursuant to this Section 2.10 may not be reborrowed. In the event that the Borrower elects to cancel all or any portion of the Commitments pursuant to Section 2.10(c) hereof, such amounts may not be reborrowed.

          SECTION 2.11.  General Provisions as to Payments.
                         ----------------------------------

          (a) The Borrower shall make each payment of principal of, and interest on, the Loans and of fees hereunder, not later than 12:00 Noon (New York City time) on the date when due, in Federal or other funds immediately available in New York City, to the Lead Agent at its address referred to in
Section 9.1. The Lead Agent will distribute to each Bank its ratable share of each such payment received by the Lead Agent for the account of the Banks on the same day as received by the Lead Agent if received by the Lead Agent by 3:00 p.m. (New York City time), or, if received by the Lead Agent after 3:00 p.m. (New York City time), on the immediately following Domestic Business Day. Whenever any payment of principal of, or interest on, the Base Rate Loans or of fees shall be due on a day which is not a Domestic Business Day, the date for payment thereof shall be extended to the next succeeding Domestic Business Day. Whenever any payment of principal of, or interest on, the Euro-Dollar Loans shall be due on a day which is not a Euro-Dollar Business Day, the date for payment thereof shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case the date for payment thereof shall be the next preceding Euro-Dollar Business Day. If the date for any payment of principal is extended by operation of law or otherwise, interest thereon shall be payable for such extended time.

          (b) Unless the Lead Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Banks hereunder that the Borrower will not make such payment in full, the Lead Agent may assume that the Borrower has made such payment in full to the Lead Agent on such date and the Lead Agent may, in reliance upon such assumption, cause to be distributed to each Bank on such due date an amount equal to the amount then due such Bank. If and to the extent that the Borrower shall not have so made such payment, each Bank shall repay to the Lead Agent forthwith on demand such amount distributed to such Bank together with interest thereon, for each day from the date such amount is distributed to such Bank until the date such Bank repays such amount to the Lead Agent, at the Federal Funds Rate.

          SECTION 2.12.  Funding Losses.  If the Borrower makes any payment of
                         --------------
principal with respect to any Euro-Dollar Loan (pursuant to Article II, VI or VIII or otherwise) on any day other than the last day of the Interest Period applicable thereto, or if the Borrower fails to borrow any Euro-Dollar Loans, after notice has been given to any Bank in accordance with Section 2.3(a), the Borrower shall reimburse each Bank within 15 days after demand for any resulting loss or expense incurred by it (or by an existing Participant in the related Loan; provided that no Participant shall be entitled to receive more than the Bank with respect to which such Participant is a Participant would be entitled to receive under this Section 2.12), including (without limitation) any loss incurred in obtaining, liquidating or employing deposits from third parties, but excluding loss of margin for the period after any such payment or failure to borrow, provided that such Bank shall have delivered to the Borrower
                   --------
a certificate as to the amount of such loss or expense and the calculation thereof, which certificate shall be conclusive in the absence of manifest error.

          SECTION 2.13.  Computation of Interest and Fees.  Interest based on
                         --------------------------------
the Prime Rate hereunder shall be computed on the basis of a year of 365 days (or 366 days in a leap year) and paid for the actual number of days elapsed (including the first day but excluding the last day). All other interest and fees shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day).

          SECTION 2.14.  Method of Electing Interest Rates.
                         ---------------------------------
          (a) The Loans included in each Borrowing shall bear interest initially at the type of rate specified by the Borrower in the applicable Notice of Borrowing. Thereafter, the Borrower may from time to time elect to change or continue the type of interest rate borne by each Group of Loans (subject in each case to the provisions of Article VIII), as follows:

          (i) if such Loans are Base Rate Loans, the Borrower may elect to convert such Loans to Euro-Dollar Loans as of any Euro-Dollar Business Day;

          (ii) if such Loans are Euro-Dollar Loans, the Borrower may elect to convert such Loans to Base Rate Loans or elect to continue such Loans as Euro-Dollar Loans for an additional Interest Period, in each case effective on the last day of the then current Interest Period applicable to such Loans.

Each such election shall be made by delivering a notice (a "Notice of Interest
                                                            ------------------
Rate Election") to the Lead Agent at least three (3) Euro-Dollar Business Days
-------------
before the conversion or continuation selected in such notice is to be effective (unless the relevant Loans are to be continued as Base Rate Loans, in which case such notice shall be delivered to the Lead Agent no later than 12:00 Noon (New York City time) at least one (1) Domestic Business Day before such continuation is to be effective). A Notice of Interest Rate Election may, if it so specifies, apply to only a portion of the aggregate principal amount of the relevant Group of Loans; provided that (i) such portion is allocated ratably
                         --------
among the Loans comprising such Group, (ii) the portion to which such notice applies, and the remaining portion to which it does not apply, are each $1,000,000 or any larger multiple of $1,000,000, (iii) there shall be no more than seven (7) Borrowings comprised of Euro-Dollar Loans outstanding at any time under this Agreement, (iv) no Loan may be continued as, or converted into, a Euro-Dollar Loan when any Event of Default has occurred and is continuing, and
(v) no Interest Period shall extend beyond the Maturity Date.

          (b)  Each Notice of Interest Rate Election shall specify:

          (i) the Group of Loans (or portion thereof) to which such notice applies;

          (ii) the date on which the conversion or continuation selected in such notice is to be effective, which shall comply with the applicable clause of subsection (a) above;

          (iii) if the Loans comprising such Group are to be converted, the new type of Loans and, if such new

Loans are Euro-Dollar Loans, the duration of the initial Interest Period applicable thereto; and

          (iv) if such Loans are to be continued as Euro-Dollar Loans for an additional Interest Period, the duration of such additional Interest Period.

Each Interest Period specified in a Notice of Interest Rate Election shall comply with the provisions of the definition of Interest Period.

          (c) Upon receipt of a Notice of Interest Rate Election from the Borrower pursuant to subsection (a) above, the Lead Agent shall notify each Bank on the same day as it receives such Notice of Interest Rate Election of the contents thereof and such notice shall not thereafter be revocable by the Borrower. If the Borrower fails to deliver a timely Notice of Interest Rate Election to the Lead Agent for any Group of Euro-Dollar Loans, such Loans shall be converted into Base Rate Loans on the last day of the then current Interest Period applicable thereto.


                                  ARTICLE III

                                  CONDITIONS

     SECTION 3.1.  Closing.  The closing hereunder shall occur on the date (the
                   -------
"Closing Date") when each of the following conditions is satisfied (or waived by
 ------------
the Lead Agent, such waiver to be evidenced by the funding of the Loans made on the Closing Date), each document to be dated the Closing Date unless otherwise indicated:

          (a) the Borrower shall have executed and delivered to the Lead Agent a Note for the account of each Bank dated on or before the Closing Date complying with the provisions of Section 2.4;

          (b) the Borrower shall have executed and delivered to the Lead Agent a duly executed original of this Agreement;

          (c) the Lead Agent shall have received an opinion of Latham & Watkins counsel for the Borrower, to-gether with opinions of local counsel, in each case acceptable to the Lead Agent, the Banks and their counsel;

          (d) the Lead Agent shall have received all documents the Lead Agent may reasonably request relating to the existence of the Borrower, the authority for and the validity of this Agreement and the other Loan Documents, and any other matters relevant hereto, all in form and substance reasonably satisfactory to the Lead Agent. Such documentation shall include, without limitation, the articles of incorporation and by-laws or the partnership agreement and limited partnership certificate, as applicable, of the Borrower, as amended, modified or supplemented to the Closing Date, each certified to be true, correct and complete by a senior officer of the Borrower as of a date not more than forty-five (45) days prior to the Closing Date, together with a good standing certificate from the Secretary of State (or the equivalent thereof) of the State of Delaware with respect to the Borrower and a good standing certificate from the Secretary of State (or the equivalent thereof) of each other State in which the Borrower is required to be qualified to transact business, each to be dated not more than forty-five (45) days prior to the Closing Date;

          (e) the Lead Agent shall have received all certificates, agreements and other documents and papers referred to in this Section 3.1 and Section 3.2, unless otherwise specified, in sufficient counterparts, satisfactory in form and substance to the Lead Agent in its sole discretion;

          (f) the Borrower shall have taken all actions required to authorize the execution and delivery of this Agreement and the other Loan Documents and the performance thereof by the Borrower;

          (g) the Lead Agent shall be satisfied that the Borrower is not subject to any present or contingent environmental liability which could reasonably be expected to have a Material Adverse Effect;

          (h) the Lead Agent shall have received audited consolidated balance sheet and income statements of the [Borrower] for 1993, 1994 and 1995 and an [un]audited consolidated balance sheet and income statement of the

Borrower for 1996 including the fiscal quarter ended December 31, 1996;

          (i) the Lead Agent shall have received wire transfer instructions in connection with the Loans to be made on the Closing Date;

          (j) the Lead Agent shall have received, for its and any other Bank's account, all fees due and payable pursuant to Section 2.7 hereof on or before the Closing Date, and the reasonable fees and expenses accrued through the Closing Date of Skadden, Arps, Slate, Meagher & Flom LLP, and the Borrower shall have paid all other fees and expenses in connection with closings of the transactions contemplated herein;

          (k) the Lead Agent shall have received copies of all consents, licenses and approvals, if any, required in connection with the execution, delivery and performance by the Borrower, and the validity and enforceability against the Borrower, of the Loan Documents, or in connection with any of the transactions contemplated thereby to occur on or prior to the Closing Date, and such consents, licenses and approvals shall be in full force and effect;

          (l) the Lead Agent shall have received satisfactory reports of Uniform Commercial Code filing searches conducted by a search firm acceptable to the Lead Agent with respect to the Mortgaged Properties and the Borrower, such searches to be conducted in each of the locations specified by the Lead Agent;

          (m) the representations and warranties of the Borrower contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date both before and after giving effect to the making of any Loans;

          (n) the Lead Agent shall have received certificates of insurance with respect to each Mortgaged Property demonstrating the coverages required under this Agreement;

          (o) the Lead Agent shall have received with respect to [each Mortgaged Property] [the Sea-Tac Property], a satisfactory Title Commitment to be issued and delivered by each Title Company in an amount equal to that set forth on Exhibit
                                                                        -------
D annexed hereto;
-

          (p) the Lead Agent shall have received with respect to each Mortgaged Property, a satisfactory environmental report indicating that (A) the Mortgaged Property complies with all Environmental Laws in all material respects, (B) is free of all Material of Environmental Concern in all material respects and (C) is not subject to any Environmental Claim;

          (q) the Lead Agent shall have received with respect to each Mortgaged Property, a satisfactory engineer's inspection report;

          (r) the Lead Agent shall have received with respect to each Mortgaged Property, evidence of compliance with zoning and other local laws, together with copies of the certificates of occupancy for each thereof (or evidence satisfactory to the Lead Agent as to why no certificate of occupancy is required);

          (s) [the Lead Agent shall have received with respect to the Sea-Tac Property, (i) a description of the Mortgaged Property, (ii) two years of historical cash flow operating statements, if available, (iii) five years of cash flow projections (including capital expenditures), (iv) the credit history of each existing tenant which occupies more than 15% of such Mortgaged Property,
(v) a map and site plan, including an existing Survey of the property dated not more than six (6) months prior to such submission, (vi) copies of all lease agreements with each existing tenant which occupies more than 15% of such Mortgaged Property and lease abstracts thereof, (vii) an estoppel certificate from each tenant which occupies 15% or more of such Mortgaged Property, (viii) any investment memorandum prepared by the Borrower and (ix) the credit history and other financial information with respect to the manager of any Mortgaged Property;]

          (t) receipt by the Lead Agent and the Banks of a certificate of the chief financial officer or the chief accounting officer of the Borrower certifying that the Borrower is in compliance with all covenants of the Borrower contained in this Agreement, including, without limitation, the requirements of Section 5.8, as of the Closing Date;

          (u) the Lead Agent shall have received the Financing Statements executed by the Borrower, as debtor, naming the Lead Agent, as secured party, to be filed in the appropriate jurisdictions as is necessary to create perfected security interests with respect to such portion of the Mortgaged Properties and the personal property located thereon, with respect to which security interests are governed by the Uniform Commercial Code;

          (v) the Lead Agent shall have received the Mortgages, covering each Mortgaged Property, duly executed by the Borrower to be recorded in the appropriate jurisdictions as is necessary to create perfected mortgage liens with respect to the Mortgaged Properties;

          (w) the Lead Agent shall have received the Assignments, covering each Mortgaged Property, duly executed by the Borrower to be recorded in the appropriate jurisdictions as is necessary to create effective assignments as contemplated thereby with respect to the Mortgaged Properties;

          (x) the Lead Agent shall have received the Environmental Indemnity, duly executed by the appropriate party acceptable to the Lead Agent in accordance with the terms of this Agreement; (y) t he Lead Agent shall have received the Appraisals;

          (z) the Borrower shall have established and funded the Accounts (as defined in the Cash Collateral Agreement) in accordance with the terms and provisions of the Cash Collateral Agreement and the Mortgage; and

          (aa) the Lead Agent shall have received rent rolls with respect to each Mortgaged Property, certified by an officer of the Borrower as true and correct as of the Closing Date.

The Lead Agent shall promptly notify the Borrower and the Banks of the Closing Date, and such notice shall be conclusive and binding on all parties hereto.


     SECTION 3.2.  Borrowings.  The obligation of any Bank to make a Loan on the
                   ----------
occasion of any Borrowing is subject to the satisfaction of the following conditions:

          (a) the Closing Date shall have occurred on or prior to January 31, 1997;

          (b)  receipt by the Lead Agent of a Notice of Borrowing as required by
Section 2.2;

          (c) immediately after such Borrowing, the Outstanding Balance will not exceed the aggregate amount of the Commitments and with respect to each Bank, such Bank's pro rata portion of the Loans on the amount permitted
                  --------
pursuant to Section 2.1(b);

          (d) immediately before and after such Borrowing, no Default or Event of Default shall have occurred and be continuing both before and after giving effect to the making of such Loans;

          (e) the representations and warranties of the Borrower contained in this Agreement (other than representations and warranties which speak as of a specific date) shall be true and correct in all material respects on and as of the date of such Borrowing both before and after giving effect to the making of such Loans;

          (f) no law or regulation shall have been adopted, no order, judgment or decree of any governmental authority shall have been issued, and no litigation shall be pending or threatened, which does or, with respect to any threatened litigation, seeks to enjoin, prohibit or restrain, the making or repayment of the Loans or any participations therein or the consummation of the transactions contemplated hereby; and

          (g) no event, act or condition shall have occurred after the Closing Date which, in the reasonable judgment of the Lead Agent or the Required Banks, as the case may be, has had or is likely to have a Material Adverse Effect.

Each Borrowing hereunder shall be deemed to be a representation and warranty by the Borrower on the date of such Borrowing as to the facts specified in clauses
(c) through (g) of this Section (except that with respect to clause (f), such representation and warranty shall be deemed to be limited to laws, regulations, orders, judgments, decrees and litigation affecting the Borrower and not solely the Banks).

     SECTION 3.3.  Release.  The Borrower shall be entitled to have the Retail
                   -------
Property and the Apartment Property released from the Lien of the applicable Mortgage, in connection with a sale of such Mortgaged Property to an unaffiliated third party; provided that all of the conditions set forth below
                          --------
have been satisfied. The release of any of the Mortgaged Properties shall be subject to the satisfaction of the following conditions:

          (i) Lead Agent shall have received from the Borrower at least 10 days' prior written notice of the date proposed for such release (the "Release Date").
                                  ------------

          (ii) no Event of Default shall have occurred and be continuing as of the date of such notice and the Release Date.

          (iii) on or prior to the Release Date, the Borrower shall pay to the Lead Agent for the account of the Banks, the amounts required to be paid pursuant to Section 2.9(a) (or 2.9(b), as applicable).

          (iv) the Borrower shall have delivered to the Lead Agent an officer's certificate, dated the Release Date, confirming the matters referred to in clause (ii) above, certifying that the provisions of clause (iii) above have been complied with and certifying that all conditions precedent for such release contained in this Agreement have been complied with;

          Upon or concurrently with payment of all a-mounts required to be paid pursuant to Section 2.9(a) (or 2.9(b), as applicable) and the satisfaction of all other conditions provided for herein, the Lead Agent shall effectuate the following (hereinafter referred to as a "Property Release"): the security
                                         ----------------
interest of the Banks in the Mortgage and other Loan Documents relating to the released Mortgaged Property shall be released from the Lien of the Mortgage and the Lead Agent will execute and deliver any agreements reasonably requested by the Borrower to release and terminate or reassign, at the Borrower's option, the Mortgage as to the released Mortgaged Property; provided, that such release and termination or
                     --------
reassignment shall be without recourse to the Lead Agent (except as contemplated hereby) and without any representation or warranty except that the Lead Agent shall be deemed to have represented that such release and termination or reassignment has been duly authorized and that it has not assigned or encumbered the Mortgage or the other Loan Documents relating to the released Mortgaged Property (except as contemplated hereby) and the Lead Agent shall return the originals of any Loan Documents that relate solely to the released Mortgaged Property to the Borrower; provided, further, that upon the release and
                           --------  -------
termination or reassignment of the Lead Agent's security interest in the Mortgage relating to the released Mortgaged Property all references herein to the Mortgage relating to the released Mortgaged Property shall be deemed deleted, except as otherwise provided herein with respect to indemnities.

                                  ARTICLE IV

                        REPRESENTATIONS AND WARRANTIES

          In order to induce the Lead Agent and each of the other Banks which may become a party to this Agreement to make the Loans, the Borrower makes the following representations and warranties as of the date hereof. Such representations and warranties shall survive the effectiveness of this Agreement, the execution and delivery of the other Loan Documents and the making of the Loans.

          SECTION 4.1.  Existence and Power.  The Borrower is duly organized,
                        -------------------
validly existing and in good standing as a [ENTITY] under the laws of the State of [STATE] and has all powers and all material governmental licenses, authorizations, consents and approvals required to own its property and assets and carry on its business as now conducted or as it presently proposes to conduct and has been duly qualified and is in good standing in every jurisdiction in which the failure to be so qualified and/or in good standing is likely to have a Material Adverse Effect.

          SECTION 4.2.  Power and Authority.  The Borrower has the corporate
                        -------------------
power and authority to execute, deliver and carry out the terms and provisions of each of the Loan Documents to which it is a party and has taken all necessary action to authorize the execution and delivery on behalf of the Borrower and the performance by the Borrower of such Loan Documents. The Borrower has duly executed and delivered each Loan Document to which it is a party, and each such Loan Document constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, except as en forceability may be limited by applicable insolvency, bankruptcy or other laws affecting creditors rights generally, or general principles of equity, whether such enforceability is considered in a proceeding in equity or at law.

          SECTION 4.3.  No Violation.  Neither the execution, delivery or
                        ------------
performance by or on behalf of the Borrower of the Loan Documents, nor compliance by the Borrower with the terms and provisions thereof nor the consummation of the transactions contemplated by the Loan Documents, (i) will contravene any applicable provision of any law, statute, rule, regulation, order, writ, injunction or decree of any court or governmental instrumentality applicable to Borrower or (ii) will conflict with or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of the Borrower pursuant to the terms of any material indenture, mortgage, deed of trust, or other agreement or other instrument to which the Borrower (or of any partnership of which the Borrower is a partner) is a party or by which it or any of its property or assets is bound or to which it is subject.

          SECTION 4.4.  Financial Information.
                        ---------------------

          (a) The balance sheets of the Borrower required to be delivered to the Lead Agent pursuant to Sections 3.1(h) hereof, copies of which have been delivered to the Lead Agent, fairly present, in conformity with GAAP, the consolidated financial position of the Borrower as of such respective dates and its consolidated results of operations for such respective fiscal years.

          (b) Since December 31, 1996, (i) there has been no material adverse change in the business, financial position or results of operations of the Borrower and (ii) except as previously disclosed to the Lead Agent, the Borrower has not incurred any material indebtedness or guaranty.

          SECTION 4.5.  Litigation.
                        ----------

          (a) There is no action, suit or proceeding pending against, or to the knowledge of the Borrower, threatened against or affecting, (i) the Borrower or any of its Subsidiaries, (ii) the Loan Documents or any of the transactions contemplated by the Loan Documents or (iii) any of their assets, in any case before any court or arbitrator or any governmental body, agency or official which could reasonably be expected to have a Material Adverse Effect or which in any manner draws into question the validity of this Agreement or the other Loan Documents.

          (b) There are no final nonappealable judgments or decrees entered by a court or courts of competent jurisdiction against the Borrower (other than any judgment as to which, and only to the extent, a reputable insurance company has acknowledged coverage of such claim in writing).

     SECTION 4.6.  Compliance with ERISA.
                   ---------------------

          (a) Except as previously disclosed to the Lead Agent in writing, each member of the ERISA Group has fulfilled its obligations under the minimum funding standards of ERISA and the Internal Revenue Code with respect to each Plan and is in compliance in all material respects with the presently applicable provisions of ERISA and the Internal Revenue Code with respect to each Plan. No member of the ERISA Group has (i) sought a waiver of the minimum funding standard under Section 412 of the Internal Revenue Code in respect of any Plan,
(ii) failed to make any contribution or payment to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement, or made any amendment to any Plan or Benefit Arrangement, which has resulted or could result in the imposition of a Lien or the posting of a bond or other security under ERISA or the Internal Revenue Code or (iii) incurred any liability under Title IV of ERISA other than a liability to the PBGC for premiums under Section 4007 of ERISA.

          (b) The transactions contemplated by the Loan Documents will not constitute a nonexempt prohibited transaction (as such term is defined in Section 4975 of the Code or Section 406 of ERISA) that could subject the Lead Agent or the Banks to any tax or penalty or prohibited transactions imposed under Section 4975 of the Code or Section 502(i) of ERISA.

          SECTION 4.7  Environmental Compliance.  To the best of Borrower's
                       ------------------------
knowledge, except as set forth in the Phase I environmental report(s) delivered to and accepted by the Lead Agent with respect to each of the Mortgaged Properties (as supplemented or amended, the "Environmental Reports"), (i) there
                                             ----------------------
are in effect all Environmental Approvals which are required to be obtained under all Environmental Laws with respect to the Property, except for such Environmental Approvals the absence of which would not have a Material Adverse Effect, (ii) the Borrower is in compliance in all material respects with the terms and conditions of all such Environmental Approvals, and is also in compliance in all material respects with all other Environmental Laws or any plan, order, decree, judgment, injunction, notice or demand letter issued, entered or approved thereunder, except to the extent failure to comply would not have a Material Adverse Effect.

          Except as set forth in the Environmental Reports or otherwise disclosed to the Lead Agent as of the Closing Date, to Borrower's actual knowledge:

               (i) There are no Environmental Claims or investigations pending or threatened by any Governmental Authority with respect to any alleged failure by the Borrower to have any Environmental Approval required in connection with the conduct of the business of the Borrower on any of the Mortgaged Properties, or with respect to any generation, treatment, storage, recycling, transportation, Release or disposal of any Material of Environmental Concern generated by the Borrower or any lessee on any of the Mortgaged Properties;

               (ii) No Material of Environmental Concern has been Released at the Property to an extent that it may reasonably be expected to have a Material Adverse Effect;

               (iii) No PCB (in amounts or concentrations which exceed those set by applicable Environmental Laws) is present at any of the Mortgaged Properties;

               (iv) No friable asbestos is present at any of the Mortgaged Properties;

               (v) There are no underground storage tanks for Material of Environmental Concern, active or abandoned, at any of the Mortgaged Properties;

               (vi) No Environmental Claims have been filed with a Governmental Authority with respect to any of the Mortgaged Properties, and none of the Mortgaged Properties is listed or proposed for listing on the National Priority List promulgated pursuant to CERCLA, on CERCLIS or on any similar state list of sites requiring investigation or clean-up;

               (vii) There are no Liens arising under or pursuant to any Environmental Laws on any of the Mortgaged Properties, and no government actions have been taken or are in process which could subject any of the Mortgaged Properties to such Liens; and

               (viii) There have been no environmental investigations, studies, audits, tests, reviews or other analyses conducted by, or which are in the possession of, the Borrower in relation to any of the Mortgaged Properties which have not been made available to the Lead Agent.

          SECTION 4.8.  Taxes.  The initial tax year of the Borrower for federal
                        -----
income tax purposes was [____]. The federal income tax returns of the Borrower and its Consolidated Subsidiaries have been [examined and closed through the fiscal year ended December 31, 1995]. The Borrower and its Subsidiaries have filed all United States Federal income tax returns and all other material tax returns which are required to be filed by them and have paid all taxes due pursuant to such returns or pursuant to any assessment received by the Borrower or any Subsidiary except those being contested in good faith. The charges, accruals and reserves on the books of the Borrower and its Subsidiaries in respect of taxes or other governmental charges are, in the opinion of the Borrower, adequate.

          SECTION 4.9.  Full Disclosure.  All information heretofore furnished
                        ---------------
by the Borrower to the Lead Agent or any Bank for purposes of or in connection with this Agreement or any transaction contemplated hereby is true and accurate in all material respects on the date as of which such information is stated or certified. The Borrower has disclosed to the Banks in writing any and all facts known to the Borrower which materially and adversely affect or are likely to materially and adversely affect (to the extent the Borrower can now reasonably foresee), the business, operations or financial condition of the Borrower considered as one enterprise or the ability of the Borrower to perform its obligations under this Agreement or the other Loan Documents.

          SECTION 4.10.  Solvency.  On the Closing Date and after giving effect
                         --------
to the transactions contemplated by the Loan Documents occurring on the Closing Date, the Borrower is Solvent.

          SECTION 4.11.  Use of Proceeds; Margin Regulations.  All proceeds of
                         ------------------------------------
the Loans will be used by the Borrower only in accordance with the provisions hereof. No part of the proceeds of any Loan will be used by the Borrower to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock. Neither the making of any Loan nor the use of the proceeds thereof will violate or be inconsistent with the provisions of Regulations G, T, U or X of the Federal Reserve Board.

          SECTION 4.12.  Governmental Approvals.  No order, consent, approval,
                         ----------------------
license, authorization, or validation of, or filing, recording or registration with, or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with the execution, delivery and performance of any Loan Document or the consummation of any of the transactions contemplated thereby other than those that have already been duly made or obtained and remain in full force and effect.

          SECTION 4.13.  Investment Company Act; Public Utility Holding Company
                         ------------------------------------------------------
Act.  The Borrower is not (x) an "investment company" or a company "controlled"
---                               ------------------                ----------
by an "in vestment company", within the meaning of the Investment Company Act of
       -------------------
1940, as amended, (y) a "holding company" or a "subsidiary company" of a
                         ---------------        ------------------
"holding company" or an "affiliate" of either a "holding company" or a
----------------         ---------               ---------------
"subsidiary company" within the meaning of the Public Utility Holding Company
 -----------------
Act of 1935, as amended, or (z) subject to any other federal or state law or regulation which purports to restrict or regulate its ability to borrow money.

          SECTION 4.14.  Closing Date Transactions.  On the Closing Date and
                         -------------------------
immediately prior to or concurrently with the making of the Loans, the transactions (other than the making of the Loans) intended to be consummated on the Closing Date will have been consummated in accordance with all applicable laws. On or prior to the Closing Date, all consents and approvals of, and filings and registrations with, and all other actions by, any Person required in order to make or consummate such transactions have been obtained, given, filed or taken and are in full force and effect.

          SECTION 4.15.  Representations and Warranties in Loan Documents.  All
                         ------------------------------------------------
representations and warranties made by the Borrower in the Loan Documents are true and correct in all material respects.

          SECTION 4.16.  Patents, Trademarks, etc.  The Borrower has obtained
                         -------------------------
and holds in full force and effect all patents, trademarks, service marks, trade names, copyrights and other such rights, free from burdensome restrictions, which are necessary for the operation of its business as presently conducted, the impairment of which is likely to have a Material Adverse Effect. To the Borrower's knowledge, no material product, process, method, substance, part or other material presently sold by or employed by the Borrower in connection with such business infringes any patent, trademark, service mark, trade name, copyright, license or other such right owned by any other Person. There is not pending or, to the Borrower's knowledge, threatened any claim or litigation against or affecting the Borrower contesting its right to sell or use any such product, process, method, substance, part or other material.

          SECTION 4.17.  No Default.  No Default or Event of Default exists
                         ----------
under or with respect to any Loan Document. The Borrower is not in default in any material respect beyond any applicable grace period under or with respect to any other material agreement, instrument or undertaking to which it is a party or by which it or any of its property is bound in any respect, the existence of which default is likely (to the extent that the Borrower can now reasonably foresee) to result in a Material Adverse Effect.

          SECTION 4.18.  Licenses, etc.  The Borrower has obtained and holds in
                         --------------
full force and effect, all franchises, licenses, permits, certificates, authorizations, qualifications, accreditations, easements, rights of way and other consents and approvals which are necessary for the operation of its businesses as presently conducted, the absence of which is likely (to the extent that the Borrower can now reasonably foresee) to have a Material Adverse Effect.

          SECTION 4.19.  Compliance With Law.  The Borrower is in compliance
                         -------------------
with all laws, rules, regulations, orders, judgments, writs and decrees, including, without limitation, all building and zoning ordinances and codes, the failure to comply with which is likely (to the extent that the Borrower can now reasonably foresee) to have a Material Adverse Effect.

          SECTION 4.20.  No Burdensome Restrictions.  The Borrower is not a
                         --------------------------
party to any agreement or instrument or subject to any other obligation or any charter or corporate or partnership restriction, as the case may be, which, individually or in the aggregate, is likely (to the extent that the Borrower can now reasonably foresee) to have a Material Adverse Effect.

          SECTION 4.21.  Brokers' Fees.  The Borrower has not dealt with any
                         -------------
broker or finder with respect to the transactions contemplated by the Loan Documents or otherwise in connection with this Agreement, and the Borrower has not done any acts, had any negotiations or conversation, or made any agreements or promises which will in any way create or give rise to any obligation or liability for the payment by the Borrower of any brokerage fee, charge, commission or other compensation to any party with respect to the transactions contemplated by the Loan Documents other than the fees payable hereunder.

          SECTION 4.22.  Labor Matters.  Except as set forth in Schedule __,
                         -------------
there are no collective bargaining agreements or Multiemployer Plans covering the employees of the Borrower and the Borrower has not suffered any strikes, walkouts, work stoppages or other material labor difficulty within the last five
(5) years.

          SECTION 4.23.  Organizational Documents.  The documents delivered
                         ------------------------
pursuant to Section 3.1(d) constitute, as of the Closing Date, all of the organizational documents (together with all amendments and modifications thereof) of the Borrower. The Borrower represents that it has delivered to the Lead Agent true, correct and complete copies of each of the documents set forth in this Section 4.23.

          SECTION 4.24.  Principal Offices.  The principal office, chief
                         -----------------
executive office and principal place of business of the Borrower is [ADDRESS].

          SECTION 4.25.  Intentionally Omitted.
                         ---------------------

          SECTION 4.26.  Ownership of Property.  The Borrower owns fee simple
                         ---------------------
title to or a ground leasehold interest in each of the Mortgaged Properties.

          SECTION 4.27   Security Interests and Liens.  The Mortgages create, as
                         ----------------------------
security for the Obligations, valid and enforceable security interests in and Liens on all of the Collateral in favor of the Lead Agent as agent for the ratable benefit of the Banks, and subject to no other Liens (except as may be permitted under any Mortgage with respect to the Mortgaged Property subject thereto), except as enforceability may be limited by applicable insolvency, bankruptcy or other laws affecting creditors' rights generally, or general principles of equity, whether such enforceability is considered in a proceeding in equity or at law. Such security interests in and Liens on the Collateral shall be superior to and prior to the rights of all third parties in the Collateral (except as may be permitted under any Mortgage with respect to the Mortgaged Property subject thereto), and, other than in connection with any future change in Borrower's name or the location of Borrower's chief executive office, no further recordings or filings are or will be required in connection with the creation, perfection or enforcement of such security interests and Liens, other than the filing of continuation statements in accordance with applicable law.

          SECTION 4.28  Structural Defects and Violation of Law.  To the best of
                        ---------------------------------------
Borrower's knowledge [and except as set forth in the structural and engineering report delivered to and accepted by the Lead Agent with respect to the Mortgaged Properties (as supplemented or amended, the "Engineering Report"),
                                                       ------------------
there are no structural defects any of the Improvements, none of the Improvements is in material violation of any Requirements, and the Borrower's anticipated use of the Improvements will comply in all material respects with applicable zoning ordinances, regulations, and restrictive covenants affecting the applicable Mortgaged Property.


                                   ARTICLE V

                      AFFIRMATIVE AND NEGATIVE COVENANTS

     The Borrower covenants and agrees that, so long as any Bank has any Commitment hereunder or any Obligations remain unpaid:

          SECTION 5.1.  Information.  The Borrower will deliver to the Lead
                        -----------
Agent and to each of the Banks:

          (a) Not later than [fifteen (15)] days following the end of each calendar month, the Borrower will deliver to the Lead Agent unaudited financial statements, internally prepared, in accordance with GAAP, consistently applied, including a balance sheet as of the end of such month, and a statement of revenues and expenses through the end of such month, a statement of net operating income for such month, a statement of profits and losses as to each Mortgaged Property, and a comparison of the budgeted income and expenses and the actual income and expenses for each month and year to date, together with a detailed explanation of any variances between budgeted and actual amounts that are greater than (x)

$_______, and (y) five percent (5%) or more for each line item therein. Such statements for each month shall be accompanied by a certificate signed by the chief financial officer or the chief accounting officer of the Borrower (each, an "Officer's Certificate") certifying to the best of the signer's knowledge,
    ---------------------
(A) that such statements fairly represent the financial condition and results of operations of the Borrower in accordance with GAAP consistently applied, (B) that as of the date of such Officer's Certificate, no Default exists under this Agreement, the Mortgage, the Note or any other Loan Document or, if so, specifying the nature and status of each such Default and the action then being taken by the Borrower or proposed to be taken to remedy such Default, (C) that as of the date of each Officer's Certificate, no litigation exists involving the Borrower or the Trust Estate in which the amount involved is $100,000 or more, or, if so, specifying such litigation and the actions being taking in relation thereto in accordance with Section 23 of the Mortgage and (D) that such officer
                           ----------
has reviewed the terms of the Loan Documents and has made, or caused to be made under his or her supervision, a review in reasonable detail of the business and condition of the Borrower during the period beginning on the date through which the last such review was made pursuant to this Section 5.1(a) (or, in the case of the first certification pursuant to this Section 5.1(a), the Closing Date) and ending on a date not more than three (3) Domestic Business Days prior to the date of such delivery and that on the basis of such review of the Loan Documents and the business and condition of the Borrower, to the best knowledge of such officer, no Default or Event of Default under any other provision of Section 6.1 occurred or, if any such Default or Event of Default has occurred, specifying the nature and extent thereof and, if continuing, the action the Borrower proposes to take in respect thereof. Such financial statements shall contain such other information as shall be reasonably requested by the Lead Agent for purposes of calculations to be made by the Lead Agent pursuant to the terms hereof.

          The Borrower shall pay a late charge equal to one percent (1%) of the monthly interest and principal payment on the Note for each late submission of the reports required pursuant to this Section 5.1(a).

          (b) (i) Not later than [fifteen (15)] days after the end of each calendar month, the Borrower will deliver to the Lead Agent a true and complete rent roll for each Mortgaged Property (and aggregating the occupancy rate with respect to all the Mortgaged Properties), dated as of the last day of such calendar month, showing the percentage of gross leasable area of each Mortgaged Property (and in the aggregate) leased as of the last day of the preceding calendar month, the percentage of lease rollovers for each Mortgaged Property (and in the aggregate) for the preceding calendar month, a summary of new lease signings (including tenant name, square footage occupied and designation of the tenant's operations as national, regional or local) and lease terminations for the preceding calendar month, the current annual rent for each Mortgaged Property, the expiration date of each lease, the various options, if any, available to the tenant with respect to renewal (including the amount of the rent in the event of renewal), whether to the Borrower's knowledge any portion of the Property has been sublet, and if it has, the name of the subtenant, and such rent roll shall be accompanied by an Officer's Certificate certifying that such rent roll is true, correct and complete in all respects as of its date and stating whether the Borrower, within the past three months, has issued a notice of default with respect to any lease which has not been cured and the nature of such default.

          (ii) Not later than [fifteen (15) days following the end of each calendar month, the Borrower shall deliver to the Lead Agent a written report containing the following information: (1) the percentage of leases which expired pursuant to scheduled expiration dates during the preceding calendar year, (2) a list of leases which are triple net leases and a list of leases which are not triple net leases, (3) a summary of each lease signed during the preceding calendar month, including tenant name, net rentable or gross leasable square feet demised, and a designation as to whether the applicable tenant's operations are national, regional or local,
     (4) a list of leases which were terminated during the preceding calendar month, (5) a summary of renewal options available under each lease (which summary shall specify the rental amounts due during any such renewal period), (6) whether any tenant has sublet any portion of its premises, and the names of any such subtenants, and (7) whether any portion of any Mortgaged Property is vacant. The foregoing report shall be accompanied by an Officer's Certificate of the Borrower or by an Officer's Certificate of the Borrower delivering said report certifying that such report is true, correct and complete in all material respects.

          (c) The Borrower shall, within [fifteen (15)] days after the end of each calendar month during the term of the Notes, deliver to the Lead Agent a monthly summary of any and all capital expenditures made at each Mortgaged Property during the immediately preceding calendar month.

          (d) (i) within five (5) days after the president, chief financial officer, treasurer, controller or other executive officer of the Borrower obtains knowledge of any Default, if such Default is then continuing, an Officer's Certificate setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto; (ii) promptly and in any event within ten (10) days after the Borrower obtains knowledge thereof, notice of (x) any litigation or governmental proceeding pending or threatened against the Borrower which is likely to individually or in the aggregate, result in a Material Adverse Effect, and (y) any other event, act or condition which is likely to result in a Material Adverse Effect;

          (e) if and when any member of the ERISA Group (i) gives or is required to give notice to the PBGC of any "reportable event" (as defined in Section 4043 of ERISA) with respect to any Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC; (ii) receives notice of complete or partial withdrawal liability under Title IV of ERISA or notice that any Multiemployer Plan is in reorganization, is insolvent or has been terminated, a copy of such notice; (iii) receives notice from the PBGC under Title IV of ERISA of an intent to terminate, impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or appoint a trustee to administer any Plan, a copy of such notice; (iv) applies for a waiver of the minimum funding standard under Section 412 of the Internal Revenue Code, a copy of such application; (v) gives notice of intent to terminate any Plan under Section 4041(c) of ERISA, a copy of such notice and other information filed with the PBGC; (vi) gives notice of withdrawal from any Plan pursuant to Section 4063 of ERISA, a copy of such notice; or (vii) fails to make any payment or contribution to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement or makes any amendment to any Plan or Benefit Arrangement which has resulted or could result in the imposition of a Lien or the posting of a bond or other security, a certificate of the chief financial officer or the chief accounting officer of the Borrower setting forth details as to such occurrence and action, if any, which the Borrower or applicable member of the ERISA Group is required or proposes to take;

          (f) promptly and in any event within five (5) Domestic Business Days after the Borrower obtains actual knowledge of any of the following events, a certificate of the Borrower executed by an officer of the Borrower specifying the nature of such condition and the Borrower's, if the Borrower has actual knowledge thereof, the Environmental Affiliate's proposed initial response thereto: (i) the receipt by the Borrower, or, if the Borrower has actual knowledge thereof, any of the Environmental Affiliates, of any communication (written or oral), whether from a governmental authority, citizens group, employee or otherwise, that alleges that the Borrower, or, if the Borrower has actual knowledge thereof, any of the Environmental Affiliates, is not in compliance with applicable Environmental Laws, and such noncompliance is likely to have a Material Adverse Effect, (ii) the Borrower shall obtain actual knowledge that there exists any Environmental Claim which is likely to have a Material Adverse Effect pending or threatened against the Borrower or any Environmental Affiliate or (iii) the Borrower obtains actual knowledge of any release, emission, discharge or disposal of any Material of Environmental Concern that is likely to form the basis of any Environmental Claim against the Borrower or any Environmental Affiliate;

          (g) promptly and in any event within five (5) Domestic Business Days after receipt of any material notices or correspondence from any company or agent for any company providing insurance coverage to the Borrower relating to any material loss or loss of the Borrower with respect to any of the Mortgaged Properties, copies of such notices and correspondence; and

          (h) promptly upon the mailing thereof to the shareholders or partners of the Borrower, copies of all financial statements, reports and proxy statement so mailed;

          (i) promptly upon the filing thereof, copies of all registration statements (other than the exhibits thereto and any registration statements on Form S-8 or its equivalent) and reports on Forms 10-K, 10-Q and 8-K (or their equivalents) which the Borrower shall have filed with the Securities and Exchange Commission;

          (j) simultaneously with delivery of the information required by Sections 5.1(a), a statement of Net Operating Cash Flow with respect to the Sea-Tac Property; and

          (k) from time to time such additional information regarding the financial position or business of the Borrower as the Lead Agent, at the request of any Bank, may reasonably request.

          SECTION 5.2.  Payment of Obligations.  The Borrower will pay and
                        ----------------------
discharge, at or before maturity, all its material obligations and liabilities including, without limitation, any obligation pursuant to any agreement by which it or any of its properties is bound and any tax liabilities, in any case, where failure to do so will likely result in a Material Adverse Effect except
(i) such tax liabilities may be contested in good faith by appropriate proceedings, and will maintain in accordance with GAAP, appropriate reserves for the accrual of any of the same; or (ii) such obligation or liability as may be contested in good faith by appropriate proceedings.

          SECTION 5.3.  Maintenance of Property; Insurance.
                        -----------------------------------

          (a) The Borrower will keep each of the Mortgaged Properties in good repair, working order and condition, subject to ordinary wear and tear and in accordance with the provisions of the applicable Mortgage.

          (b) The Borrower shall (a) maintain insurance as specified in Section 5 of the Mortgage with insurers meeting the qualifications described therein, which insurance shall in any event not provide for materially less coverage than the insurance in effect on the Closing Date, and (b) furnish to each Bank from time to time, upon written request, copies of the policies under which such insurance is issued, certificates of insurance and such other information relating to such insurance as such Bank may reasonably request. The Borrower will deliver to the Banks (i) upon request of any Bank through the Lead Agent from time to time, full information as to the insurance carried, (ii) within five (5) days of receipt of notice from any insurer, a copy of any notice of cancellation or material change in coverage from that existing on the date of this Agreement and (iii) forthwith, notice of any cancellation or nonrenewal of coverage by the Borrower.

          SECTION 5.4.  Conduct of Business.  The Borrower will continue to
                        -------------------
engage in business of the same general type as now conducted by it, and will not acquire any assets in addition to the Mortgaged Properties.

          SECTION 5.5.  Compliance with Laws.  The Borrower will comply in all
                        --------------------
material respects with all applicable laws, ordinances, rules, regulations, and requirements of governmental authorities (including, without limitation, Environmental Laws, all zoning and building codes and ERISA and the rules and regulations thereunder) except where the necessity of compliance therewith is contested in good faith by appropriate proceedings.

          SECTION 5.6.  Inspection of Property, Books and Records.  The Borrower
                        -----------------------------------------
will keep proper books of record and account in which full, true and correct entries shall be made of all dealings and transactions in relation to its business and activities; and will permit representatives of any Bank at such Bank's expense to visit and inspect any of its properties to examine and make ab-stracts from any of its books and records and to discuss its affairs, finances and accounts with its officers and employees, all at such reasonable times, upon reasonable notice, and as often as may reasonably be desired.

          SECTION 5.7.  Existence.
                        ---------

          (a) The Borrower shall do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence or its partnership existence, as applicable.

          (b) The Borrower shall do or cause to be done all things necessary to preserve and keep in full force and effect its patents, trademarks, servicemarks, tradenames, copyrights, franchises, licenses, permits, certificates, authorizations, qualifications, accreditations, easements, rights of way and other rights, consents and approvals the nonexistence of which is likely to have a Material Adverse Effect.

          SECTION 5.8.  Financial Covenants.
                        -------------------

          (a)  Negative Pledge.  The Borrower will not create, assume or suffer
               ---------------
to exist any Lien on any Mortgaged Property or any other asset now owned or hereafter acquired by it, except for any encumbrances created or permitted by the Loan Documents.

          (b)  Project Indebtedness.  The Borrower shall not, at any time,
               --------------------
create, incur, assume, guaranty, suffer to exist or otherwise become or remain directly or indirectly liable with respect to any Debt.

          SECTION 5.9.  Restriction on Fundamental Changes; Operation and
                        --------------------------------------------------
Control.  (a) The Borrower shall not enter into any merger or consolidation,
-------
unless the Borrower is the surviving entity, or liquidate, wind-up or dissolve (or suffer any liquidation or dissolution), discontinue its business or convey, lease, sell, transfer or otherwise dispose of, in one transaction or series of transactions, any substantial part of its business or property, whether now or hereafter acquired, hold an interest in any subsidiary which is not controlled by the Borrower or enter into other business lines, without the prior written consent of the Lead Agent.

          (b) The Borrower shall not amend its articles of incorporation, by-laws or agreement of limited partnership, as applicable, in any material respect, without the Lead Agent's consent, which shall not be unreasonably withheld or delayed.

          SECTION 5.10.  Changes in Business.  The Borrower shall not enter
                         -------------------
into any business which is substantially different from that conducted by the Borrower on the Closing Date after giving effect to the transactions contemplated by the Loan Documents.

          SECTION 5.11  Sale of the Property.  Except as provided in Section
                        --------------------
3.3, the Borrower shall not sell or otherwise transfer its interest in all or any part of the Mortgaged Properties; provided, however, that nothing in this
                                      --------  -------
Section 5.11 shall be deemed to prohibit the leasing of portions of the Mortgaged Properties in the ordinary course of business for occupancy by the tenants thereunder.

          SECTION 5.12.  Fiscal Year; Fiscal Quarter.  The Borrower shall not
                         ---------------------------
change its fiscal year or any of its fiscal quarters without the Lead Agent's consent, which shall not be unreasonably withheld or delayed.

          SECTION 5.13.  Margin Stock.  None of the proceeds of the Loan will be
                         ------------
used, directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of buying or carrying any Margin Stock.

          SECTION 5.14.  Development Activities. The Borrower shall not engage
                         ----------------------
in any development activities except for development in connection with the expansion and/or repositioning or restoration following a casualty or condemnation of existing improvements on a Mortgaged Property.

          SECTION 5.15.  Use of Proceeds.  The Borrower shall use the proceeds
                         ---------------
of the Loans solely to refinance the Mortgaged Properties as of the date hereof.

                                  ARTICLE VI

                                   DEFAULTS


          SECTION 6.1.  Events of Default.  If one or more of the following
                        -----------------
events ("Events of Default") shall have occurred and be continuing:
         -----------------

          (a) the Borrower shall fail to pay when due any principal of any Loan, or the Borrower shall fail to pay when due any interest on any Loan; provided, however, that the Borrower shall be entitled to a three (3) Domestic
--------  -------
Business Day grace period with respect thereto but only as to two (2) payments of interest during the Term, or the Borrower shall fail to pay within three (3) Domestic Business Days after the same is due any fees or other amounts payable hereunder;

          (b) the Borrower shall fail to observe or perform any covenant contained in Sections 5.8(a)-(g) and Sections 5.8 to 5.16, inclusive, subject to any applicable grace periods set forth therein;

          (c) the Borrower shall fail to observe or perform any covenant or agreement contained in this Agreement (other than those covered by clause (a) or (b) above) for 30 days after written notice thereof has been given to the Borrower by the Lead Agent;

          (d) any representation, warranty, certification or statement made by the Borrower in this Agreement or in any certificate, financial statement or other document delivered pursuant to this Agreement shall prove to have been incorrect in any material respect when made (or deemed made);

          (e) the Borrower shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing;

          (f) an involuntary case or other proceeding shall be commenced against the Borrower seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against the Borrower under the federal bankruptcy laws as now or hereafter in effect;

          (g) the Borrower shall default in its obligations under any Loan Document other than this Agreement beyond any applicable notice and grace periods;

          (h) any member of the ERISA Group shall fail to pay when due an amount or amounts aggregating in excess of $1,000,000 which it shall have become liable to pay under Title IV of ERISA, or notice of intent to terminate a Material Plan shall be filed under Title IV of ERISA by any member of the ERISA Group, any plan administrator or any combination of the foregoing, or the PBGC shall institute proceedings under Title IV of ERISA to terminate, to impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or to cause a trustee to be appointed to administer any Material Plan, or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any Material Plan must be terminated, or there shall occur a complete or partial withdrawal from, or a default, within the meaning of Section 4219(c)(5) of ERISA, with respect to, one or more Multiemployer Plans which could cause one or more members of the ERISA Group to incur a current payment obligation in excess of $1,000,000;

          (i) one or more final nonappealable judgments or decrees in an aggregate amount of $500,000 as of such date shall be entered by a court or courts of competent jurisdiction against the Borrower (other than any judg-ment as to which, and only to the extent, a reputable insurance company has acknowledged coverage of such claim in writing) and (i) any such judgments or decrees shall not be stayed, discharged, paid, bonded or vacated within thirty
(30) days or (ii) enforcement proceedings shall be commenced by any creditor on any such judgments or decrees;

          (j) (i) any Environmental Claim shall have been asserted against the Borrower or any Environmental Affiliate, (ii) any release, emission, discharge or disposal of any Material of Environmental Concern shall have occurred, and such event is reasonably likely to form the basis of an Environmental Claim against the Borrower or any Environmental Affiliate, or (iii) the Borrower or the Environmental Affiliates shall have failed to obtain any Environmental Approval necessary for the ownership, or operation of its business, property or assets or any such Environmental Approval shall be revoked, terminated, or otherwise cease to be in full force and effect, in the case of clauses (i), (ii) or (iii) above, if the existence of such condition has had or is reasonably likely to have a Material Adverse Effect;

          (k) the Borrower shall not, at all times, be a wholly-owned Subsidiary of ______________;

          (l) at any time, for any reason the Borrower seeks to repudiate its obligations under any Loan Document; and

          (m) any Mortgage or any Lien granted thereunder shall (except in accordance with the terms hereof or thereof), in whole or in part, terminate, cease to be effective or cease to be a legally valid, binding and enforceable obligation of the Borrower, or any Lien securing the Loans shall, in whole or in part, cease to be a perfected first priority Lien, subject to the Permitted Exceptions (as defined in the Mortgages).

          SECTION 6.2.  Rights and Remedies.  (a)  Upon the occurrence of any
                        -------------------
Event of Default described in Sections 6.1(f) or (g), the unpaid principal amount of, and any and all accrued interest on, the Loans and any and all accrued fees and other Obligations hereunder shall automatically become immediately due and payable, with all additional interest from time to time accrued thereon and without presentation, demand, or protest or other requirements of any kind (including, without limitation, valuation and appraisement, diligence, presentment, notice of intent to demand or accelerate and notice of acceleration), all of which are hereby expressly waived by the Borrower; and upon the occurrence and during the continuance of any other Event of Default, the Lead Agent may exercise any of its rights and remedies hereunder and by written notice to the Borrower, declare the unpaid principal amount of and any and all accrued and unpaid interest on the Loans and any and all accrued fees and other Obligations hereunder to be, and the same shall thereupon be, immediately due and payable with all additional interest from time to time accrued thereon and without presentation, demand, or protest or other requirements of any kind other than as provided in the Loan Documents (including, without limitation, valuation and appraisement, diligence, presentment, and notice of intent to demand or accelerate), all of which are hereby expressly waived by the Borrower.

          (b) Notwithstanding the foregoing, upon the occurrence and during the continuance of any Event of Default other than any Event of Default described in Sections 6.1(f) or (g), the Lead Agent shall not exercise any of its rights and remedies hereunder nor declare the unpaid principal amount of and any and all accrued and unpaid interest on the Loans and any and all accrued fees and other Obligations hereunder to be immediately due and payable, until such time as the Lead Agent shall have delivered a notice to the Banks specifying the Event of Default which has occurred and whether Lead Agent recommends the acceleration of the Obligations due hereunder or the exercise of other remedies hereunder. The Banks shall notify the Lead Agent if they approve or disapprove of the acceleration of the Obligations due hereunder or the exercise of such other remedy recommended by Lead Agent within five (5) Domestic Business Days after receipt of such notice. If any Bank shall not respond within such five
(5) Domestic Business Day period, then such Bank shall be deemed to have accepted Lead Agent's recommendation for acceleration of the Obligations due hereunder or the exercise of such other remedy. If the Required Banks shall approve the acceleration of the Obligations due hereunder or the exercise of such other remedy, then Lead Agent shall declare the unpaid principal amount of and any and all accrued and unpaid inter-est on the Loans and any and all accrued fees and other Obligations hereunder to be immediately due and payable or exercise such other remedy approved by the Required Banks. If the Required Banks shall neither approve nor disapprove the acceleration of the Obligations due hereunder or such other remedy recommended by Lead Agent, then Lead Agent may accelerate the Obligations due hereunder or exercise any of its rights and remedies hereunder in its sole discretion. If the Required Banks shall disapprove the acceleration of the Obligations due hereunder or the exercise of such other remedy recommended by Lead Agent, but approve of another remedy, then to the extent permitted hereunder, Lead Agent shall exercise such remedy.

          SECTION 6.3.  Notice of Default.  If the Lead Agent shall not already
                        -----------------
have given any notice to the Borrower under Section 6.1, the Lead Agent shall give notice to the Borrower under Section 6.1 promptly upon being requested to do so by the Required Banks and shall thereupon notify all the Banks thereof.


                                  ARTICLE VII

                                THE LEAD AGENT

          SECTION 7.1.  Appointment and Authorization.  Each Bank irrevocably
                        -----------------------------
appoints and authorizes the Lead Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Lead Agent by the terms hereof or thereof, together with all such powers as are reasonably incidental thereto.

          SECTION 7.2.  Lead Agent and Affiliates.  Morgan shall have the same
                        -------------------------
rights and powers under this Agreement as any other Bank and may exercise or refrain from exercising the same as though it were not the Lead Agent, and Morgan and its affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Borrower or any subsidiary or affiliate of the Borrower as if it were not the Lead Agent hereunder, and the term "Bank" and "Banks" shall include Morgan in its individual capacity.

          SECTION 7.3.  Action by Lead Agent.  The obligations of the Lead
                        --------------------
Agent hereunder are only those expressly set forth herein. Without limiting the generality of the foregoing, the Lead Agent shall not be required to take any action with respect to any Default, except as expressly provided in Article VI.

          SECTION 7.4.  Consultation with Experts. The Lead Agent may consult
                        -------------------------
with legal counsel (who may be counsel for the Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

          SECTION 7.5.  Liability of Lead Agent.  Neither the Lead Agent nor any
                        -----------------------
of its affiliates nor any of their respective directors, officers, agents or employees shall be liable for any action taken or not taken by it in connection herewith (i) with the consent or at the request of the Required Banks or, where required by the terms of this Agreement, all of the Banks, or (ii) in the absence of its own gross negligence or willful misconduct. Neither the Lead Agent nor any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into or verify (i) any statement, warranty or representation made in connection with this Agreement or any borrowing hereunder; (ii) the performance or observance of any of the covenants or agreements of the Borrower; (iii) the satisfaction of any condition specified in Article III, except receipt of items required to be delivered to the Lead Agent; or (iv) the validity, effectiveness or genuineness of this Agreement, the other Loan Documents or any other instrument or writing furnished in connection herewith. The Lead Agent shall not incur any liability by acting in reliance upon any notice, consent, certificate, statement, or other writing (which may be a bank wire, telex or similar writing) believed by it in good faith to be genuine or to be signed by the proper party or parties.

          SECTION 7.6.  Indemnification.  Each Bank shall, ratably in accordance
                        ---------------
with its Commitment, indemnify the Lead Agent, its affiliates and their respective directors, officers, agents and employees (to the extent not reimbursed by the Borrower) against any cost, expense (including counsel fees and disbursements), claim, de-mand, action, loss or liability (except such as result from such indemnitees' gross negligence or willful misconduct) that such indemnitees may suffer or incur in connection with this Agreement, the other Loan Documents or any action taken or omitted by such indemnitees hereunder.

          SECTION 7.7.  Credit Decision.  Each Bank acknowledges that it has,
                        ---------------
independently and without reliance upon the Lead Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Bank also acknowledges that it will, independently and without reliance upon the Lead Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under this Agreement.

          SECTION 7.8.  Successor Lead Agent.  The Lead Agent may resign at any
                        --------------------
time by giving notice thereof to the Banks and the Borrower. Upon any such resignation or the removal of the Lead Agent in accordance with Section 7.11, the Required Banks shall have the right to appoint a successor Lead Agent with the consent of the Borrower provided that no Event of Default shall have occurred and be continuing. If no successor Lead Agent shall have been so appointed by the Required Banks, and shall have accepted such appointment, within 30 days after the retiring Lead Agent gives notice of resignation, then the retiring Lead Agent may, on behalf of the Banks, appoint a successor Lead Agent, which shall be a commercial bank organized or licensed under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $50,000,000. Upon the acceptance of its appointment as the Lead Agent hereunder by a successor Lead Agent, such successor Lead Agent shall thereupon succeed to and become vested with all the rights and duties of the retiring Lead Agent, and the retiring Lead Agent shall be discharged from its duties and obligations hereunder first accruing or arising after the effective date of such retirement. After any retiring Lead Agent's resignation hereunder as Lead Agent, the provisions of this Article shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Lead Agent.

          SECTION 7.9.  Lead Agent's Fee.  The Borrower shall pay to the Lead
                        ----------------
Agent for its own account fees in the amounts and at the times previously agreed upon between the Borrower and the Lead Agent.

          SECTION 7.10. Copies of Notices.  Lead Agent shall deliver to each
                        -----------------
Bank a copy of any notice sent to the Borrower by Lead Agent in connection with the performance of its duties as Lead Agent hereunder.



                                 ARTICLE VIII

                            CHANGE IN CIRCUMSTANCES

          SECTION 8.1.  Basis for Determining Interest Rate Inadequate or
                        -------------------------------------------------
Unfair. If on or prior to the first day of any Interest Period for any Euro-Dollar Borrowing:

          (a) the Lead Agent is advised by the Reference Bank that deposits in dollars (in the applicable amounts) are not being offered to the Reference Bank in the relevant market for such Interest Period, or

          (b) Banks having 50% or more of the aggregate amount of the Commitments advise the Lead Agent that the Adjusted London Interbank Offered Rate as determined by the Lead Agent will not adequately and fairly reflect the cost to such Banks of funding their Euro-Dollar Loans for such Interest Period, the Lead Agent shall forthwith give notice thereof to the Borrower and the Banks, whereupon until the Lead Agent notifies the Borrower that the circumstances giving rise to such suspension no longer exist, the obligations of the Banks to make Euro-Dollar Loans shall be suspended. Unless the Borrower notifies the Lead Agent at least two Domestic Business Days before the date of any Euro-Dollar Borrowing for which a Notice of Borrowing has previously been given that it elects not to borrow on such date, such Borrowing shall instead be made as a Base Rate Borrowing.

          SECTION 8.2.  Illegality.  If, after the date of this Agreement, the
                        ----------
adoption of any applicable law, rule or regulation, or any change in any existing applicable law, rule or regulation, or any change in the interpretation or administration thereof by any govern-mental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Euro-Dollar Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall make it unlawful or impossible for any Bank (or its Euro-Dollar Lending Office) to make, maintain or fund its Euro-Dollar Loans, and such Bank shall so notify the Lead Agent, the Lead Agent shall forthwith give notice thereof to the other Banks and the Borrower, whereupon until such Bank notifies the Borrower and the Lead Agent that the circumstances giving rise to such suspension no longer exist, the obligation of such Bank to make Euro-Dollar Loans shall be suspended. Before giving any notice to the Lead Agent pursuant to this Section, such Bank shall designate a different Euro-Dollar Lending Office if such designation will avoid the need for giving such notice and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. If such Bank shall determine that it may not lawfully continue to maintain and fund any of its outstanding Euro-Dollar Loans to maturity and shall so specify in such notice, the Borrower shall immediately prepay in full the then outstanding principal amount of each such Euro-Dollar Loan, together with accrued interest thereon. Concurrently with prepaying each such Euro-Dollar Loan, the Borrower shall borrow a Base Rate Loan in an equal principal amount from such Bank (on which interest and principal shall be payable contemporaneously with the related Euro-Dollar Loans of the other Banks), and such Bank shall make such a Base Rate Loan.

          SECTION 8.3.  Increased Cost and Reduced Return.
                        ---------------------------------

          (a) If, after the date hereof, the adoption of any applicable law, rule or regulation, or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Applicable Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall impose, modify or deem applicable any reserve (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System (but excluding with respect to any Euro-Dollar Loan any such requirement reflected in an applicable Euro-Dollar Reserve Percentage)), special deposit, insurance assessment or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Bank (or its Applicable Lending Office) or shall impose on any Bank (or its Applicable Lending Office) or on the London interbank market any other condition affecting its Euro-Dollar Loans, its Note, or its obligation to make Euro-Dollar Loans, and the result of any of the foregoing is to increase the cost to such Bank (or its Applicable Lending Office) of making or maintaining any Euro-Dollar Loan, or to reduce the amount of any sum received or receivable by such Bank (or its Applicable Lending Office) under this Agreement or under its Note with respect thereto, by an amount deemed by such Bank to be material, then, within 15 days after demand by such Bank (with a copy to the Lead Agent), which demand shall be accompanied by a certificate showing, in reasonable detail, the calculation of such amount or amounts, the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank for such increased cost or reduction.

          (b) If any Bank shall have determined that, after the date hereof, the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change in any such law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on capital of such Bank (or its Parent) as a consequence of such Bank's obligations hereunder to a level below that which such Bank (or its Parent) could have achieved but for such adoption, change, request or directive (taking into consideration its policies with respect to capital adequacy) by an amount deemed by such Bank to be material, then from time to time, within 15 days after demand by such Bank (with a copy to the Lead Agent), which demand shall be accompanied by a certificate showing, in reasonable detail, the calculation of such amount or amounts, the Borrower shall pay to such Bank such addi-tional amount or amounts as will compensate such Bank (or its Parent) for such reduction.

          (c) Each Bank will promptly notify the Borrower and the Lead Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Bank to compensation pursuant to this Section and will designate a different Applicable Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. A certificate of any Bank claiming compensation under this Section and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of manifest error. In determining such amount, such Bank may use any reasonable averaging and attribution methods.

          SECTION 8.4.  Taxes.
                        -----

          (a) Any and all payments by the Borrower to or for the account of any Bank or the Lead Agent hereunder or under any other Loan Document shall be made free and clear of and without deduction for any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Bank and the
                                  ---------
Lead Agent, taxes imposed on its income, and franchise taxes imposed on it, by the jurisdiction under the laws of which such Bank or the Lead Agent (as the case may be) is organized or any political subdivision thereof and, in the case of each Bank, taxes imposed on its income, and franchise or similar taxes imposed on it, by the jurisdiction of such Bank's Applicable Lending Office or any political subdivision thereof (and, if different from the jurisdiction of such Bank's Applicable Lending Office, the jurisdiction of the domicile of its Loans either established by the Bank pursuant to Section 9.12 or determined by the applicable taxing authorities)(all such non-excluded taxes, duties, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If the Borrower shall be required by law to deduct
                -----
any Taxes from or in respect of any sum payable hereunder or under any Note or participation therein to any Bank or the Lead Agent, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 8.4) such Bank or the Lead Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions, (iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law and (iv) the Borrower shall furnish to the Lead Agent, at its address referred to in Section 9.1, the original or a certified copy of a receipt evidencing payment thereof.

          (b) In addition, the Borrower agrees to pay any present or future stamp or documentary taxes and any other excise or property taxes, or charges or similar levies which arise from any payment made hereunder or under any Note or participation therein or from the execution or delivery of, or otherwise with respect to, this Agreement or any Note or participation therein (hereinafter referred to as "Other Taxes").
                -----------

          (c) The Borrower agrees to indemnify each Bank and the Lead Agent for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section 8.4) paid by such Bank or the Lead Agent (as the case may be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto. Any payment required under this indemnification shall be made within 15 days from the date such Bank or the Lead Agent (as the case may be) makes demand therefor.

          (d) Each Bank organized under the laws of a jurisdiction outside the United States, on or prior to the date of its execution and delivery of this Agreement in the case of each Bank listed on the signature pages hereof and on or prior to the date on which it becomes a Bank in the case of each other Bank, and from time to time thereafter if requested in writing by the Borrower (but only so long as such Bank remains lawfully able to do so), shall provide the Borrower with Internal Revenue Service form 1001 or 4224, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Bank is entitled to benefits under an income tax treaty to which the United States is a party which reduces the rate of withholding tax on payments of interest or certifying that the income receiv-able pursuant to this Agreement is effectively connected with the conduct of a trade or business in the United States. If the form provided by a Bank at the time such Bank first became a party to this Agreement or at any time thereafter (other than solely by reason of a change in United States law or a change in the terms of any treaty to which the United States is a party after the date hereof) indicates a United States interest withholding tax rate in excess of zero (or would have indicated such a withholding tax rate if such form had been submitted and completed accurately and completely and either was not submitted or was not completed accurately and completely), or if a Bank otherwise is subject to United States interest withholding tax at a rate in excess of zero at any time for any reason (other than solely by reason of a change in United States law or regulation or a change in any treaty to which the United States is a party after the date hereof), withholding tax at such rate shall be considered excluded from "Taxes" as defined in Section 8.4(a). In addition, any amount that otherwise would be considered "Taxes" or "Other Taxes" for purposes of this Section 8.4 shall be excluded therefrom if the Bank either has transferred the domicile of its Loans pursuant to Section 9.12 or changed the Applicable Lending Office with respect to such Loans and such amount would not have been incurred had such transfer or change not been made.

          (e) For any period with respect to which a Bank has failed to provide the Borrower with the appropriate form pursuant to Section 8.4(d) (unless such failure is due to a change in treaty, law or regulation occurring subsequent to the date on which a form originally was required to be provided), such Bank shall not be entitled to indemnification under Section 8.4(a) with respect to Taxes imposed by the United States; provided, however, that should a Bank, which
                                    --------  -------
is otherwise exempt from or subject to a reduced rate of withholding tax, become subject to Taxes because of its failure to deliver a form required hereunder, the Borrower shall take such steps as such Bank shall reasonably request to assist such Bank to recover such Taxes.

          (f) If the Borrower is required to pay additional amounts to or for the account of any Bank pursuant to this Section 8.4, then such Bank will change the jurisdiction of its Applicable Lending Office so as to eliminate or reduce any such additional payment which may thereafter accrue if such change, in the judgment of such Bank, is not otherwise disadvantageous to such Bank.

          SECTION 8.5.  Base Rate Loans Substituted for Affected Euro-Dollar
                        ----------------------------------------------------
Loans.  If (i) the obligation of any Bank to make Euro-Dollar Loans has been
-----
suspended pursuant to Sections 8.1 or 8.2 or (ii) any Bank has demanded compensation under Section 8.3 or 8.4 with respect to its Euro-Dollar Loans and the Borrower shall, by at least five Euro-Dollar Business Days' prior notice to such Bank through the Lead Agent, have elected that the provisions of this Section shall apply to such Bank, then, unless and until such Bank notifies the Borrower that the circumstances giving rise to such suspension or demand for compensation no longer exist:

          (a) all Loans which would otherwise be made by such Bank as Euro-Dollar Loans shall be made instead as Base Rate Loans (on which interest and principal shall be payable contemporaneously with the related Euro-Dollar Loans of the other Banks), and

          (b) after each of its Euro-Dollar Loans has been repaid, all payments of principal which would otherwise be applied to repay such Euro-Dollar Loans shall be applied to repay its Base Rate Loans instead.

                                  ARTICLE IX

                                 MISCELLANEOUS

          SECTION 9.1.  Notices.  All notices, requests and other communications
                        -------
to any party hereunder shall be in writing (including bank wire, telex, facsimile transmission or similar writing) and shall be given to such party:
(x) in the case of the Borrower or the Lead Agent, at its address or telecopy number set forth on the signature pages hereof, together with copies thereof, in the case of the Borrower, to Latham & Watkins, 633 West Fifth Street, Suite 4000, Los Angeles, CA 90071, Attention: ___________________, Telephone: (213)
485-1234, Telecopy: (213) 891-8763, and in the case of the Lead Agent, to Skadden, Arps, Slate, Meagher & Flom LLP, 919 Third Avenue, New York, New York 10022, Attention: Martha Feltenstein, Esq., Telephone: (212) 735-2272, Telecopy:
(212) 735-2000, (y) in the case of any Bank, at its ad-dress or telecopy number set forth on the signature pages hereof or in its Administrative Questionnaire or (z) in the case of any party, such other address or telecopy number as such party may hereafter specify for the purpose by notice to the Lead Agent, the Banks and the Borrower. Each such notice, request or other communication shall be effective (i) if given by telecopy, when such telecopy is transmitted to the telecopy number specified in this Section, (ii) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (iii) if given by any other means, when delivered at the address specified in this Section;

provided that notices to the Lead Agent under Article II or Article VIII shall
--------
not be effective until received.

          SECTION 9.2.  No Waivers.  No failure or delay by the Lead Agent or
                        ----------
any Bank in exercising any right, power or privilege hereunder or under any Note shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

          SECTION 9.3.  Expenses; Indemnification.
                        -------------------------

          (a) The Borrower shall pay (i) all reasonable out-of-pocket expenses of the Lead Agent (including, without limitation, reasonable fees and disbursements of special counsel Skadden, Arps, Slate, Meagher & Flom LLP, local counsel for the Lead Agent, and travel, site visits, third party reports (including Appraisals), mortgage recording taxes, environmental and engineering expenses), in connection with the preparation and administration of this Agreement, the Loan Documents and the documents and instruments referred to therein, the syndication of the Loans, any waiver or consent hereunder or any amendment or modification hereof or any Default or alleged Default hereunder and
(ii) if an Event of Default occurs, all out-of-pocket expenses incurred by the Lead Agent and each Bank, including, without limitation, reasonable fees and disbursements of counsel for the Lead Agent, in connection with the enforcement of the Loan Documents and the instruments referred to therein and such Event of De-fault and collection, bankruptcy, insolvency and other enforcement proceedings resulting therefrom.

          (b) The Borrower agrees to indemnify the Lead Agent and each Bank, their respective affiliates and the respective directors, officers, agents and employees of the foregoing (each an "Indemnitee") and hold each Indemnitee
                                     ----------
harmless from and against any and all liabilities, losses, damages, costs and expenses of any kind, including, without limitation, the reasonable fees and disbursements of counsel and settlements and settlement costs, which may be incurred by such Indemnitee in connection with any investigative, administrative or judicial proceeding (whether or not such Indemnitee shall be designated a party thereto) that may at any time (including, without limitation, at any time following the payment of the Obligations) be imposed on, asserted against or incurred by any Indemnitee as a result of, or arising out of, or in any way related to or by reason of, (i) any of the transactions contemplated by the Loan Documents or the execution, delivery or performance of any Loan Document (including, without limitation, the Borrower's actual or proposed use of proceeds of the Loans, whether or not in compliance with the provisions hereof), (ii) any violation by the Borrower or the Environmental Affiliates of any applicable Environmental Law, (iii) any Environmental Claim arising out of the management, use, control, ownership or operation of property or assets by the Borrower or any of the Environmental Affiliates, including, without limitation, all on-site and off-site activities involving Material of Environmental Concern, (iv) the breach of any environmental representation or warranty set forth herein, (v) the grant to the Lead Agent and the Banks of any Lien in any property or assets of the Borrower or any stock or other equity interest in the Borrower, and (vi) the exercise by the Lead Agent and the Banks of their rights and remedies (including, without limitation, foreclosure) under any agreements creating any such Lien (but excluding, as to any Indemnitee, any such losses, liabilities, claims, damages, expenses, obligations, penalties, actions, judgments, suits, costs or disbursements incurred solely by reason of
(i) the gross negligence or willful misconduct of such Indemnitee as finally determined by a court of competent jurisdiction or (ii) any investigative, administrative or judicial proceeding imposed or asserted against any Indemnitee by any bank regulatory agency or by any equity holder of such Indemnitee). The Borrower's obligations under this Section shall survive the termination of this Agreement and the payment of the Obligations.

          (c) The Borrower shall pay, and hold the Lead Agent and each of the Banks harmless from and against, any and all present and future U.S. stamp, recording, transfer and other similar foreclosure related taxes with respect to the foregoing matters and hold the Lead Agent and each Bank harmless from and against any and all liabilities with respect to or resulting from any delay or omission (other than to the extent attributable to such Bank) to pay such taxes.

          SECTION 9.4.  Sharing of Set-Offs.  In addition to any rights now or
                        -------------------
hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence and during the continuance of any Event of Default, each Bank is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to the Borrower or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special, time or demand, provisional or final), other than deposits held for the benefit of third parties, and any other indebtedness at any time held or owing by such Bank (including, without limitation, by branches and agencies of such Bank wherever located) to or for the credit or the account of the Borrower against and on account of the Obligations of the Borrower then due and payable to such Bank under this Agreement or under any of the other Loan Documents, including, without limitation, all interests in Obligations purchased by such Bank. Each Bank agrees that if it shall, by exercising any right of set-off or counterclaim or otherwise, receive payment of a proportion of the aggregate amount of principal and interest due with respect to any Note held by it which is greater than the proportion received by any other Bank in respect of the aggregate amount of principal and interest due with respect to any Note held by such other Bank, the Bank receiving such proportionately greater payment shall purchase such participations in the Notes held by the other Banks, and such other adjustments shall be made, as may be required so that all such payments of principal and interest with respect to the Notes held by the Banks shall be shared by the Banks pro rata; provided that
                              --------
nothing in this Section shall impair the right of any Bank to exercise any right of set-off or counterclaim it may have and to apply the amount subject to such exercise to the payment of indebtedness of the Borrower other than its indebtedness under the Notes. The Borrower agrees, to the fullest extent that it may effectively do so under applicable law, that any holder of a participation in a Note, whether or not acquired pursuant to the foregoing arrangements, may exercise rights of set-off or counterclaim and other rights with respect to such participation as fully as if such holder of a participation were a direct creditor of the Borrower in the amount of such participation.

          SECTION 9.5.  Amendments and Waivers.  Any provision of this
                        ----------------------
Agreement, the Notes or other Loan Documents may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrower and the Required Banks (and, if the rights or duties of the Lead Agent are affected thereby, by the Lead Agent); provided that no such amendment or waiver
                                      --------
shall, unless signed by all the Banks, (i) increase or decrease the Commitment of any Bank (except for a ratable decrease in the Commitments of all Banks) or subject any Bank to any additional obligation, (ii) reduce the principal of or rate of interest on any Loan or any fees specified herein, (iii) postpone the date fixed for any payment of principal of or interest on any Loan or any fees hereunder or for any reduction or termination of any Commitment, (iv) release the Lien of any Mortgage or otherwise release any other collateral, or (v) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Notes, or the number of Banks, which shall be required for the Banks or any of them to take any action under this Section or any other provision of this Agreement.

          SECTION 9.6.  Successors and Assigns.
                        ----------------------

          (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Borrower may not assign or otherwise transfer any of their rights under this Agreement or the other Loan Documents without the prior written consent of all Banks.

          (b) Any Bank may at any time grant to one or more banks or other institutions (each a "Participant") participating interests in its Commitment or
                      -----------
any or all of its Loans. In the event of any such grant by a Bank of a participating interest to a Participant, whether or not upon notice to the Borrower and the Lead Agent, such Bank shall remain responsible for the performance of its obligations hereunder, and the Borrower and the Lead Agent shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement. Any agreement pursuant to which any Bank may grant such a participating interest shall provide that such Bank shall retain the sole right and responsibility to enforce the obligations of the Borrower hereunder including, without limitation, the right to approve any amendment, modification or waiver of any provision of this Agreement; provided that such participation agreement may provide that such Bank
           --------
will not agree to any modification, amendment or waiver of this Agreement described in clause (i), (ii), (iii) or (iv) of Section 9.5 without the consent of the Participant. The Borrower agrees that each Participant shall, to the extent provided in its participation agreement, be entitled to the benefits of
Article VIII with respect to its participating interest. An assignment or other transfer which is not permitted by subsection (c) or (d) below shall be given effect for purposes of this Agreement only to the extent of a participating interest granted in accordance with this subsection (b).

          (c) Any Bank may at any time assign to one or more banks or other institutions (each an "Assignee") all, or a proportionate part of all, of its
                       --------
rights and obligations under this Agreement, the Notes and the other Loan Documents, and such Assignee shall assume such rights and obligations, pursuant to an Assignment and Assumption Agreement in substantially the form of Exhibit C
                                                                       ---------
attached hereto executed by such Assignee and such transferor Bank, with (and subject to) the subscribed consent of the Lead Agent and, provided no Event of Default shall have occurred and be continuing, the Borrower, which consent shall not be unreasonably withheld or delayed. Upon execution and delivery of such instrument and payment by such Assignee to such transferor Bank of an amount equal to the purchase price agreed between such transferor Bank and such Assignee, such Assignee shall be a Bank party to this Agreement and shall have all the rights and obligations of a Bank with a Commitment as set forth in such instrument of assumption, and the transferor Bank shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by any party shall be required. Upon the consummation of any assignment pursuant to this subsection (c), the transferor Bank, the Lead Agent and the Borrower shall make appropriate arrangements so that, if required, a new Note or Notes are issued to the Assignee. In connection with any such assignment, the transferor Bank shall pay to the Lead Agent an administrative fee for processing such assignment in the amount of $2,500. If the Assignee is not incorporated under the laws of the United States of America or a state thereof, it shall deliver to the Borrower and the Lead Agent certification as to exemption from deduction or withholding of any United States federal income taxes in accordance with Section 8.4.

          (d) Any Bank may at any time assign all or any portion of its rights under this Agreement and its Note to a Federal Reserve Bank. No such assignment shall release the transferor Bank from its obligations hereunder.

          (e) No Assignee, Participant or other transferee of any Bank's rights shall be entitled to receive any greater payment under Section 8.3 or 8.4 than such Bank would have been entitled to receive with respect to the rights transferred, unless such transfer is made with the Borrower's prior written consent or by reason of the provisions of Section 8.2, 8.3 or 8.4 requiring such Bank to designate a different Applicable Lending Office under certain circumstances or at a time when the circumstances giving rise to such greater payment did not exist.

          SECTION 9.7.  Governing Law; Submission to Jurisdiction.
                        -----------------------------------------

          (a) THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW).

          (b) Any legal action or proceeding with respect to this Agreement or any other Loan Document and any action for enforcement of any judgment in respect thereof may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, and, by execution and delivery of this Agreement, the Borrower hereby accepts for itself and in respect of its property, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts and appellate courts from any thereof. The Borrower irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the hand delivery, or mailing of copies thereof by registered or certified mail, postage prepaid, to the Borrower at its address set forth below. The Borrower hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement or any other Loan Document brought in the courts referred to above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum. Nothing herein shall affect the right of the Lead Agent, any Bank or any holder of a Note to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Borrower in any other jurisdiction.

          SECTION 9.8.  Marshaling; Recapture.  Neither the Lead Agent nor any
                        ---------------------
Bank shall be under any obligation to marshal any assets in favor of the Borrower or any other party or against or in payment of any or all of the Obligations. To the extent any Bank receives any payment by or on behalf of the Borrower, which payment or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to the Borrower or its estate, trustee, receiver, custodian or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, the Obligation or part thereof which has been paid, reduced or satisfied by the amount so repaid shall be reinstated by the amount so repaid and shall be included within the liabilities of the Borrower to such Bank as of the date such initial payment, reduction or satisfaction occurred.

          SECTION 9.9.  Counterparts; Integration; Effectiveness.  This
                        ----------------------------------------
Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof. This Agreement shall become effective upon receipt by the Lead Agent of counterparts hereof signed by each of the parties hereto (or, in the case of any party as to which an executed counterpart shall not have been received, receipt by the Lead Agent in form satisfactory to it of telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party).

          SECTION 9.10.  WAIVER OF JURY TRIAL.  EACH OF THE BORROWER, THE LEAD
                         --------------------
AGENT AND THE BANKS HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY
JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

          SECTION 9.11.  Survival.  All indemnities set forth herein shall
                         --------
survive the execution and delivery of this Agreement and the other Loan Documents and the making and repayment of the Loans hereunder.

          SECTION 9.12.  Domicile of Loans.  Subject to the provisions of
                         -----------------
Article VIII, each Bank may transfer and carry its Loans at, to or for the account of any domestic or foreign branch office, subsidiary or affiliate of such Bank.

          SECTION 9.13.  Limitation of Liability.   No claim may be made by the
                         -----------------------
Borrower or any other Person against the Lead Agent or any Bank or the affiliates, directors, officers, employees, attorneys or agent of any of them for any consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement or by the other Loan Documents, or any act, omission or event occurring in connection therewith; and the Borrower hereby waives, releases and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                        [BORROWER]


                                        By:_____________________________
                                           Name:
                                           Title:
Commitments

$__________                             MORGAN GUARANTY TRUST COMPANY
                                          OF NEW YORK


                                        By:_____________________________
                                           Name:
                                           Title:

Total Commitments
-----------------

$[17,000,000]

                                        MORGAN GUARANTY TRUST COMPANY
                                          OF NEW YORK, as Lead Agent


                                        By:__________________________
                                           Name:
                                           Title:

                                        60 Wall Street
                                        New York, New York 10260-0060
                                        Attention:  Michael Errichetti
                                        Telephone number: (212) 648-8127
                                        Telecopy number: (212) 648-5336

                                        Domestic and Euro-Currency
                                        Lending Office:
                                        Nassau, Bahamas Office
                                        c/o J.P. Morgan Services Inc.
                                        500 Stanton Christiana Road
                                        Newark, Delaware 19173-2107
                                        Attention: Nancy K. Dunbar
                                        Telecopy number: (302) 634-4222

                                   EXHIBIT A
                                   ---------

                                      NOTE


$[17,000,000]                                                 New York, New York

                                                              [January 31, 1997]
                                                              ------------------


          For value received, [BORROWER], a ___________ _____________] (the

"Borrower") promises to pay to the order of Morgan Guaranty Trust Company of New
---------
York (the "Bank"), for the account of its Applicable Lending Office, the unpaid
           ----
principal amount of each Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below on the Maturity Date. The Borrower promises to pay interest on the unpaid principal amount of each such Loan on the dates and at the rate or rates provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Morgan Guaranty Trust Company of New York, 60 Wall Street, New York, New York.

          All Loans made by the Bank, the respective types and maturities thereof and all repayments of the principal thereof shall be recorded by the Bank and, if the Bank so elects in connection with any transfer or enforcement hereof, appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding may be endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation
             --------
or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

          This Note is one of the Notes referred to in the Credit Agreement, dated as of [January 31, 1997], among the Borrower, the Banks parties thereto, and Morgan Guaranty Trust Company of New York, as Lead Agent (as the same may be amended from time to time, the "Credit Agreement"). Terms defined in the Credit
                                ----------------
Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof.

                                        [BORROWER]



                                        By:______________________
                                           Name:
                                           Title:

                        LOANS AND PAYMENTS OF PRINCIPAL


        _______________________________________________________________

                                       Amount of
                 Amount of   Type of   Principal   Maturity   Notation
         Date      Loan       Loan      Repaid       Date     Made By
        _______________________________________________________________

        _______________________________________________________________

        _______________________________________________________________

        _______________________________________________________________

        _______________________________________________________________

        _______________________________________________________________

        _______________________________________________________________

        _______________________________________________________________

        _______________________________________________________________

        _______________________________________________________________

        _______________________________________________________________

        _______________________________________________________________

        ______________________________________________________________

        ______________________________________________________________

        _______________________________________________________________

        _______________________________________________________________

        _______________________________________________________________

                                   EXHIBIT B
                                   ---------

                             MORTGAGED PROPERTIES

1.   SeaTac Office Center )(Leasehold Interest)
     SeaTac, Washington.

2.   Retail Parcel (Parcel 2) of Calabasas Park Centre, California.

3.   Apartment Parcel (Parcel 3) of Calabasas Park Centre, California.

                                   EXHIBIT C
                                   ---------

                       FORM OF ASSIGNMENT AND ASSUMPTION

                                      C-1